UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
____________________
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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
Murphy USA Inc.
(Name of Registrant as Specified in Its Charter)

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DEAR STOCKHOLDER:
The Board of Directors and management cordially invite you to attend Murphy USA’s Annual Meeting of Stockholders to be held at 8:00 a.m., Central Time, on Thursday, May 9, 2024 at Murphy USA’s corporate headquarters, 200 East Peach Street, El Dorado, Arkansas 71730. The formal notice of the Annual Meeting of Stockholders and Proxy Statement follow.
Whether or not you attend the Annual Meeting, it is important that your shares are represented and voted before or at the meeting. Therefore, we urge you to vote promptly and submit your proxy via the internet, by phone, or by signing, dating, and returning the enclosed proxy card. If you attend the Annual Meeting, you can vote in person, even if you have previously submitted your proxy.

ON BEHALF OF THE BOARD OF DIRECTORS, WE WOULD LIKE TO EXPRESS OUR APPRECIATION FOR YOUR INVESTMENT IN MURPHY USA.

Sincerely,

R. Madison Murphy Chairman of the Board of Directors Murphy USA Inc. March __, 2024

NOTICE OF ANNUAL MEETING

DATE AND TIME	LOCATION	RECORD DATE
Thursday, May 9, 2024 8:00 a.m. Central Time	Murphy USA Headquarters 200 East Peach Street El Dorado, Arkansas 71730	Record Date The close of business March 11, 2024
The Annual Meeting of Stockholders of Murphy USA Inc. (the “Company”) will be held at Murphy USA’s corporate headquarters, 200 East Peach Street, El Dorado, Arkansas 71730, on Thursday, May 9, 2024, at 8:00 a.m., Central Time, for the following purposes:
1.Election of three Class II directors whose current terms expire on the date of the 2024 Annual Meeting;
2.Ratification of the action of the Audit Committee of the Board of Directors in appointing KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2024;
3.Approval of executive compensation on an advisory, non-binding basis;
4.Amend the Certificate of Incorporation to eliminate supermajority voting standards;
5.Amend the Certificate of Incorporation to eliminate the default supermajority voting standard concerning certain business combinations;
6.Amend the Certificate of Incorporation to limit certain liability of officers as permitted by Delaware law;
7.If properly presented at the 2024 Annual Meeting, one stockholder proposal; and
8.Such other business as may properly come before the meeting by or at the direction of the Board of Directors.
Only stockholders of record at the close of business on March 11, 2024, the record date fixed by the Board of Directors of the Company, will be entitled to notice of and to vote at the meeting.
Cast Your Vote Right Away
It is very important that you vote. Please cast your vote right away on all of the proposals listed above to ensure that your shares are represented. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (“Notice”) you received in the mail or, if you requested to receive printed proxy materials, on your enclosed proxy card or voting instruction form.
Notice and Access

Important Notice Regarding the Availability of Proxy Materials for
the 2024 Annual Stockholder Meeting To Be Held on May 9, 2024:
This Notice of the 2024 Annual Meeting, the 2024 Proxy Statement and the 2023 Annual Report
on Form 10-K are available, free of charge, at www.proxyvote.com.

We will be furnishing proxy materials over the internet to a number of our stockholders under the U.S. Securities and Exchange Commission’s (“SEC”) notice and access rules. Many of our stockholders will receive the Notice in the mail instead of a paper copy of this Proxy Statement, a proxy card or voting instruction card and our 2023 Annual Report. We believe that this process will reduce the environmental impact of our Annual Meeting as well as reduce the costs of printing and distributing our proxy materials. The Notice will instruct you as to how you may access and review all of the proxy materials on the internet.
All stockholders who do not receive the Notice will receive a paper copy of the proxy materials and our 2023 Annual Report by mail, unless they have previously elected to receive proxy materials by email. We remind stockholders who receive the Notice that the Notice is not itself a proxy card and should not be returned with voting instructions. The Notice only presents an overview of the more complete proxy materials. Stockholders should review the proxy materials before voting.
The Notice contains instructions on how to access our proxy materials and vote over the internet at www.proxyvote.com and how stockholders may receive a paper copy of our proxy materials, including this Proxy Statement, a proxy card or voting instruction card and our 2023 Annual Report. At www.proxyvote.com, stockholders may also request to receive future proxy materials in printed form by mail or electronically by email.
By the Order of the Board of Directors.
Gregory L. Smith
Vice President, General Counsel
and Corporate Secretary
El Dorado, Arkansas
March __, 2024

	Role of Market Data	29
	Role of the CEO in Compensation Decisions	30
	Elements of Compensation	31
	Other Policies	38
	Role of the Compensation Consultant	39
	Compensation-Based Risk Assessment	40
	Compensation Committee Report	40
EXECUTIVE COMPENSATION		41
	2023 Summary Compensation Table	41
	Grants of Plan-Based Awards in 2023	43
	Outstanding Equity Awards at Fiscal Year End 2023	44
	Option Exercises and Stock Vested in 2023	46
	2023 Pension Benefits Table	46
	2023 Non-Qualified Deferred Compensation Table	47
	Potential Payments Upon Termination or Termination in Connection with a Change-in-Control	47
	2023 Pay Ratio Disclosure	49
	Pay Versus Performance	50
PROPOSAL 4 -	Amend Certificate of Incorporation to Eliminate Supermajority Voting Standards	56
PROPOSAL 5 -	Amend Certificate of Incorporation to Eliminate the Default Supermajority Voting Standard Concerning Certain Business Combinations	58
PROPOSAL 6 -	Amend Certificate of Incorporation to Limit Certain Liability of Officers as Permitted by Delaware Law	59
PROPOSAL 7 -	Stockholder Proposal - Simple Majority Vote	61
SUBMISSION OF STOCKHOLDER PROPOSALS		62
ELECTRONIC AVAILABILITY OF PROXY MATERIALS FOR 2024 ANNUAL MEETING		62
OTHER INFORMATION		63
APPENDIX A – NON-GAAP RECONCILIATION		A-1
APPENDIX B – PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING STANDARDS		B-1
APPENDIX C – PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION TO ELIMINATE DEFAULT SUPERMAJORITY VOTING STANDARD CONCERNING CERTAIN BUSINESS COMBINATIONS		C-1
APPENDIX D – PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION TO LIMIT CERTAIN LIABILITY OF OFFICERS AS PERMITTED BY DELAWARE LAW		D-1
This Proxy Statement is issued by Murphy USA Inc. in connection with the 2024 Annual Meeting of Stockholders scheduled for May 9, 2024.
This Proxy Statement and accompanying proxy card are first being made available to stockholders on or about March __, 2024.

PROXY STATEMENT

Solicitation
The solicitation of the enclosed proxy is made on behalf of the Board of Directors of Murphy USA Inc. (the “Board”) for use at the Annual Meeting of Stockholders to be held on May 9, 2024, and Murphy USA will bear the cost of this solicitation of proxies. It is expected that the Notice will be mailed to stockholders beginning on or about March __, 2024.
The complete mailing address of the Company’s principal executive office is 200 East Peach Street, El Dorado, Arkansas 71730.
References in this Proxy Statement to “we,” “us,” “our,” “the Company” and “Murphy USA” refer to Murphy USA Inc. and its consolidated subsidiaries.
Quorum and Voting Procedures
Quorum Requirement
A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of a majority of the total voting power of all outstanding shares of the Company’s stock entitled to vote at a meeting of stockholders shall constitute a quorum. Abstentions and “broker non-votes” are counted as present for establishing a quorum. A “broker non-vote” occurs on a proposal when brokers or nominees who do not have discretionary power to vote on a non-routine matter have not been given voting instructions on a non-routine matter by the beneficial owners or persons entitled to vote.
How to attend the Annual Meeting and how to vote
If you are a stockholder of record or a participant in a Company Plan, you can vote your shares via the internet or by telephone 24 hours a day by following the instructions on your proxy card or in the Notice. The website address for internet voting, and the telephone number for telephone voting, are indicated on your proxy card or in the Notice. If you are a beneficial owner, or if you hold your shares in “street name” (that is, through a bank, broker or other nominee), please check your voting instruction form or contact your bank, broker or nominee to determine whether you will be able to vote via the internet or by telephone.
If you requested printed proxy materials and choose to vote by mail, you must complete, sign, date and return your proxy card in the postage-paid envelope provided if you are a stockholder of record, or your voting instruction form if you hold your shares in “street name.” Please promptly mail your proxy card or voting instruction form to ensure that it is received prior to the Annual Meeting.
To vote during the Annual Meeting, you must be in attendance. You must bring a valid government issued picture identification in order to attend the Annual Meeting. Those in attendance will also have an opportunity to ask questions during the Annual Meeting. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy as described above prior to the Annual Meeting, so that your vote will be counted if you later decide not to participate in the Annual Meeting. If you hold your shares through a bank, broker or other nominee, you must also bring a copy of a statement reflecting your stock ownership as of the record date in order to attend the Annual Meeting. You must also obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of elections with your ballot to be able to vote at the Annual Meeting.
Vote Necessary to Approve Proposals
General
Votes cast by proxy or in person at the meeting will be counted by the persons appointed by the Company to act as Inspectors of Election for the Annual Meeting.
Your proxy will be voted at the meeting, unless you (i) revoke it at any time before the vote by filing a revocation with the Corporate Secretary of the Company, (ii) duly execute a proxy card bearing a later date, (iii) submit a later proxy by telephone or internet, or (iv) appear at meeting and vote in person. If you elect to vote your proxy by telephone or internet before the meeting as described in the telephone/internet voting instructions on your proxy card, the Company will vote your shares as you direct. Your telephone/internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card.
If you are a stockholder of record and sign, date and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.
The Board recommends that you vote:
•FOR all the director nominees (Proposal 1),
•FOR the approval of the Audit Committee in appointing KPMG LLP as the Company's independent registered public accounting firm for fiscal 2024 (Proposal 2),

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 1

PROXY STATEMENT | VOTING SECURITIES

•FOR the approval of the compensation of the Named Executive Officers, as disclosed in this Proxy Statement (on an advisory, non-binding basis) (Proposal 3),
•FOR the management proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to eliminate supermajority voting standards (Proposal 4),
•FOR the management proposal to amend the Certificate of Incorporation to eliminate the default supermajority voting standard concerning certain business combinations (Proposal 5),
•FOR the management proposal to amend the Certificate of Incorporation to limit certain liability of officers as permitted by Delaware law (Proposal 6),
•AGAINST the stockholder proposal - simple majority vote (Proposal 7).
Shares represented by properly executed proxies that do not specify voting instructions will be voted in accordance with the Board's recommendations.
Proposal 1 – Election of Three Class II Directors Whose Current Terms Expire on the Date of the 2024 Annual Meeting
The Class II directors nominated in Proposal 1 shall be elected by a majority of the votes cast at the Annual Meeting so long as a quorum is present and the election is not contested. You may vote “for,” “against” or “abstain” on each director. Abstentions and “broker non-votes” shall have no effect on the outcome of this proposal. See "Director Nominees" within Proposal 1 for additional information concerning Murphy USA's mandatory resignation policy in the event an incumbent director nominees fails to receive a majority of votes cast in an uncontested election.
Proposals 2, 3 and 7
For Proposals 2, 3 and 7, the affirmative vote of a majority of the shares of our capital stock present or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for approval. You may vote “for,” “against” or “abstain” on these matters. If you vote to “abstain,” it will have the same effect as a vote “against” for these proposals. “Broker non-votes” shall have no effect on the outcome of Proposals 2, 3 and 7.

Proposal 4
For Proposal 4, the affirmative vote of holders of not less than 66 2/3% of the total voting power of all outstanding securities of Murphy USA generally entitled to vote thereon in the election of directors, voting together as a single class, is required for approval. You may vote "for," "against" or "abstain" on these matters. If you vote to "abstain," it will have the same effect as a vote "against" for this proposal. "Broker non-votes" shall also count as a vote "against" this proposal.
Proposals 5 and 6
For Proposals 5 and 6, the affirmative vote by a majority of all outstanding common stock of Murphy USA entitled to vote thereon is required for approval. You may vote "for," "against" or "abstain" on these matters. If you vote to "abstain," it will have the same effect as a vote "against" for this proposal. "Broker non-votes" shall also count as a vote "against" this proposal.
Broker Voting
If your shares are held in the name of a bank, broker or other holder of record (a “nominee”), you will receive instructions from the nominee that you must follow in order for your shares to be voted. Certain of these institutions offer telephone and internet voting. Under current New York Stock Exchange (“NYSE”) rules, the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year (Proposal 2) should be considered a routine matter, and your broker is permitted to vote your shares without your instruction only on this proposal.
Voting Securities
On March 11, 2024, the record date for the meeting, the Company had 20,817,140 shares of common stock outstanding, all of one class and each share having one vote with respect to all matters to be voted on at the meeting. Information as to common stock ownership of certain beneficial owners and management is set forth in the tables under “Security Ownership of Certain Beneficial Owners” and “Security Ownership of Directors and Management” included on pages 19-20 of this Proxy Statement.

PROPOSAL 1	ELECTION OF THREE CLASS II DIRECTORS WHOSE CURRENT TERMS EXPIRE ON THE DATE OF THE 2024 ANNUAL MEETING

The Board recognizes that it is important for the Company’s directors to possess a diverse array of backgrounds and skills, whether in terms of executive management leadership, public company experience or educational achievement. When considering new candidates, the Nominating and Governance Committee, with input from the Board, will seek to ensure the Board reflects a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, government/regulation, leadership and convenience store and other retail-related industries, sufficient to provide sound and prudent guidance with respect to our operations and interests. In addition, although it does not have a separate policy with respect to diversity, the Nominating and Governance Committee considers the issue of diversity among the factors used to identify nominees for directors and is committed to seeking out a representative pool of candidates for each board opening. The goal is to assemble and maintain a Board comprised of individuals that not only possess a high level of business acumen, but who also demonstrate a commitment to the Company’s Code of Business Conduct and Ethics in carrying out the Board’s responsibilities with respect to oversight of the Company’s operations.
To the extent authorized by the proxies, the shares represented by the proxies will be voted in favor of the election of the three nominees for director whose names are set forth below. If for any reason any of these nominees is not a candidate when the election occurs, the shares represented by the proxies will be voted for the election of the other nominees named and may be voted for any substituted nominees or the Board size may be reduced.
All directors, other than Mr. Clyde (our President and Chief Executive Officer), were determined to be independent by the Board based on the rules of the NYSE and the standards of independence included in the Company’s Corporate Governance Guidelines. As part of its independence recommendation to the Board, the Nominating and Governance Committee at its February meeting considered familial relationships of certain directors (Mr. Murphy and Mr. Deming are first cousins).
Mr. Murphy became the Non-Executive Chairman of the Board in connection with the spin-off of the Company from Murphy Oil Corporation (the “Spin-Off”), which was completed on August 30, 2013. As an independent chairman, he leads our regularly scheduled meetings of independent directors in executive session, held outside the presence of Company management. These meetings occur at a minimum of three Board meetings each year.
Stockholders and other interested parties may send communications to the Board, specified individual directors and the independent directors as a group c/o the Corporate Secretary, Murphy USA Inc., 200 East Peach Street, El Dorado, Arkansas 71730. Communications will be kept confidential and forwarded to the specified director(s). Items that are unrelated to a director’s duties and responsibilities as a Board member, such as junk mail, may be excluded by the Corporate Secretary. The names and relevant detail of the nominees are listed below.
Director Nominees
Our Board is divided into three classes serving staggered three-year terms. Messrs. Goebel and Keyes and Ms. Landen, who are Class II directors, have been nominated for re-election at this Annual Meeting of Stockholders. Mr. Holliger informed the Board that he will retire as a Class II director effective as of the date of the 2024 Annual Meeting of Stockholders. The Board thanks Mr. Holliger for his years of service to the Company. Class III and Class I directors will serve until our annual meetings of stockholders in 2025 and 2026, respectively. At each annual meeting of stockholders, directors will be elected for three-year terms to succeed the class of directors whose terms have expired. This section details the name, age, class, qualifications and committee memberships of our directors as of the 2024 Annual Meeting of Stockholders.
Pursuant to our Bylaws, in an uncontested election of directors for which a quorum is present, should any incumbent director nominee fail to receive a majority of the votes cast, such director shall promptly tender a resignation to the Board. The resignation will be effective only upon the acceptance by the Board, and the Nominating and Governance Committee will promptly consider the tendered resignation and make a recommendation to the Board on whether to accept or reject the resignation. The Board must act on the recommendation of the Nominating and Governance Committee within ninety (90) days following certification of the stockholder vote.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 3

PROPOSAL 1 | ELECTION OF DIRECTORS

The following Class II directors are nominated for re-election at this Annual Meeting of Stockholders.

DAVID L. GOEBEL Age: 73 Director since: October 2021 Board Committees: Audit Committee Executive Compensation Committee
Chairman of the Board of Jack in the Box Inc. (a NASDAQ-listed operator and franchisor of more than 2,800 restaurants) since 2020, Director since 2008; Director of Wingstop Inc. (a NASDAQ-listed operator and franchisor of over 1,950 fast casual restaurant locations across the U.S. and internationally) since 2017; Partner and Faculty Member for The ExCo Group, LLC a worldwide firm that provides peer-to-peer mentoring services for CEOs and senior business executives; Chief Executive Officer of Applebee’s International, Inc. (a former NASDAQ-listed operator of over 2,000 restaurants across the U.S. and internationally) from 2006 to 2007
Skills and Experience: More than 40 years of experience in retail, food service, and hospitality provides Mr. Goebel with vast knowledge that benefits the Board. Mr. Goebel brings unique knowledge to the Board from his service in capacities as CEO, Board Chair, and director with three well-known, public company restaurant chains, as well as his service on several private company boards, including Quick Chek Corporation prior to its acquisition by the Company in January 2021. His comprehensive experience in food and beverage, supply chain management, risk assessment, risk management, succession planning, executive development, executive compensation, and strategic planning enables him to share valuable insights and perspectives with the Board.

JAMES W. KEYES Age: 68 Director since: August 2013 Board Committees: Executive Committee Executive Compensation Committee
Director of Andretti Acquisition Corp. (a NYSE-listed special purpose acquisition company) since January 2022; Director of LightJump Acquisition Corporation (a NASDAQ-listed special purpose acquisition company) from January 2021 until its acquisition by Moolec Science, Ltd. in December 2022; Chief Executive Officer of Fresh & Easy, LLC (an operator of a chain of grocery stores) from November 2012 to October 2015, which filed for reorganization under Chapter 11 of the US Bankruptcy Code in October 2015; Chairman and Chief Executive Officer of Blockbuster Inc. (a former NYSE-listed provider of home movie and video game rental services) from 2007 to 2011; Chief Executive Officer of 7-Eleven, Inc. (a former NYSE-listed operator and franchisor of convenience stores) from 2000 to 2005
Skills and Experience: Mr. Keyes’ executive leadership experience includes serving as CEO of two Fortune 500 companies. While leading 7-Eleven, Inc., he spearheaded the introduction of fresh foods, building a nationwide network of commissaries and a distribution system for daily fresh product delivery which resulted in the growth of fresh food sales to over 20% of the product mix. In addition to his executive leadership experience, Mr. Keyes currently serves on one other public company board and has served on the boards of numerous private companies in a variety of industries. Mr. Keyes’ industry knowledge and business expertise are invaluable to our Board.

PROPOSAL 1 | ELECTION OF DIRECTORS

DIANE N. LANDEN Age: 63 Director since: August 2013 Board Committees: Nominating and Governance Committee (Chair) Audit Committee
Owner and President of Vantage Communications, Inc. (a private company in investment management, communications and broadcast property ownership company) since 1990; Chairman and Executive Vice President of Noalmark Broadcasting Corporation (a private radio and media company) since 2012; Partner at Munoco Company L.C. (a private oil and gas exploration and production company) from 2012 to 2023; Secretary and Director of Loutre Land and Timber Company (a private natural resources company) from 1998 to 2021, and served on its Executive and Nominating Committees
Skills and Experience: With over 30 years of experience in communications and broadcast property ownership and management, Ms. Landen brings a special set of skills to the Board. Ms. Landen has been an owner and served on the boards of private companies involved in oil and gas exploration and production and timber. In addition, she is a managing member or owner of several private investment and real estate management companies. The Board benefits from her asset management experience and unique insights into communications, media, and natural resources industries.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 5

PROPOSAL 1 | CONTINUING DIRECTORS

Continuing Directors
The following Class III and Class I directors are not up for re-election at this Annual Meeting of Stockholders. Class III directors will be up for election at our Annual Meeting in 2025 and Class I directors will be up for election at our Annual Meeting in 2026.
Class III Directors (terms expiring at the 2025 Annual Meeting)

R. MADISON MURPHY Age: 66 Director since: August 2013 Board Committees: Executive Committee (Chair) Ex-officio of all Committees
Chairman of the Murphy USA Board of Directors since August 2013; Director of Murphy Oil Corporation (“Murphy Oil”) (a NYSE-listed oil and natural gas exploration and production company) since 1993, Chairman of Finance Committee as well as Chairman of the Board from 1994 to 2002 and Chief Financial Officer from 1992 to 1994; Managing Member of Murphy Family Management, LLC (manages investments, farm, timber and real estate) since 1998; Director of Deltic Timber Corporation (a former NYSE-listed natural resources and timberland company) from 1996 until its merger with Potlatch Corporation in February 2019; Director of BancorpSouth, Inc. (a NYSE-listed financing holding company) from 2000 to 2011; Chairman of the Arkansas State Highway Commission from 2011 to 2013, member from 2003 to 2013; Owner of Presqu’ile Winery (a family-owned winery in the Santa Maria Valley) since 2008; Chair of Hendrix Board of Trustees (a private liberal arts college in Conway, Arkansas) from 2001 to 2011, member since 1995; President of The Murphy Foundation (a private foundation in El Dorado, Arkansas) since 1988
Skills and Experience: Mr. Murphy has been involved in the energy sector for more than 40 years. In addition to his executive leadership in finance, Mr. Murphy has served on the boards of three other public companies in the energy, banking, and natural resources sectors, chairing one of these boards from 1994 to 2002. As an owner and operator of a winery, Mr. Murphy has a robust understanding of alcohol distribution regulations as well as sustainable practices. This understanding further extends to wildlife and habitat conservation in his farming operations which led the U.S. Department of the Interior to grant him a National Wetlands Conservation Award in 2004. His experience in executive and board leadership positions brings to the Board a unique business and financial perspective.

PROPOSAL 1 | CONTINUING DIRECTORS

R. ANDREW CLYDE Age: 60 Director since: August 2013 Board Committees: Executive Committee
President and Chief Executive Officer of Murphy USA since its August 2013 spin-off; Director and member of Audit Committee of The Federal Reserve Bank of St. Louis since January 2021 (previously served two terms on the Little Rock Branch); National Trustee for Boys & Girls Clubs of America since 2020; Partner (Global Energy Practice), of Booz & Company (and prior to August 2008, Booz Allen Hamilton) (a global management and strategy consulting firm) from 2000 to 2013 (joined 1993), where he held leadership roles as North American Energy Practice Leader, Dallas office Managing Partner, and member of the Nominating Committee; Prior public accounting experience with Arthur Andersen & Co. and CPA (inactive)
Skills and Experience: As President and CEO, Mr. Clyde has led the operational, cultural, and strategic transformation of Murphy USA since its public inception, leveraging his 20 years of management consulting experience serving integrated downstream and midstream energy firms, large independent c-store chains and a variety of small-box retailers on similar engagements. Serving on the St. Louis Federal Reserve Bank provides Mr. Clyde deep insights into the macro economy, state of markets and consumers, and evolving payments systems. In his prior consulting tenure, Mr. Clyde was a senior member of multiple global human capital leadership committees, providing insights for many of the foundational design elements of Murphy USA’s talent and culture strategy, which in turn supports Board succession planning. Mr. Clyde also serves on a mix of local and national not-for-profit organizations which provide insights into the challenges facing the communities Murphy USA serves. His broad industry knowledge, analogous strategic and transformational experiences and insights into Murphy USA’s customers and markets make Mr. Clyde a valuable member of our Board.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 7

PROPOSAL 1 | CONTINUING DIRECTORS

DAVID B. MILLER Age: 74 Director since: January 2016 Board Committees: Executive Compensation Committee Nominating and Governance Committee
Co-Founder and Partner of EnCap Investments L.P. (“EnCap”) (a leading provider of growth capital to independent energy companies) since 1988; President of PMC Reserve Acquisition Company (a partnership jointly owned by EnCap and Pitts Energy Group) from 1988 to 1996; Co-Chief Executive Officer and Co-Founder of MAZE Exploration Inc. (a Denver-based oil and gas company) from 1981 to 1988; Chair of Southern Methodist University Board of Trustees (a nationally ranked private university in Dallas, Texas), member since 2008
Skills and Experience: Having started his professional career in the banking industry, Mr. Miller provides considerable expertise to the Board in the areas of banking and finance. His executive leadership experience includes serving as the Managing Partner of a private equity firm that he co-founded. In that capacity, Mr. Miller directly engaged with institutional investors on ESG practices in the energy industry, including numerous large pension funds and university endowments. In addition to having served on the boards of four other publicly traded companies in the energy sector, Mr. Miller has served on the boards of numerous private oil and gas exploration and production companies. He is also a member of the National Petroleum Council, an advisory committee to the Secretary of Energy. Mr. Miller’s broad energy industry knowledge and his leadership experience and expertise in business valuation, capital structure and strategic relationships complement the collective strength and leadership of our Board.

ROSEMARY L. TURNER Age: 62 Director since: October 2021 Board Committees: Audit Committee Nominating and Governance Committee
Director of TFI International (a NYSE-listed North American leader in the transportation and logistics industry) since 2020; Director of Core-Mark Holding Company, Inc. (a former NASDAQ-listed convenience store wholesale distributor) from May 2021 until its acquisition by Performance Food Group, Inc. in September 2021; 40-year career with United Parcel Service, Inc. (“UPS”) (a NYSE-listed multinational shipping and receiving and supply chain management company) retiring as President of Northern California in 2019; Director of San Francisco Federal Reserve Board, which she formerly Chaired in 2021; Director of SCAN Health Plan (one of the largest Medicare Advantage plans in the nation with revenues of over $4 billion) since 2021; Director of The Bouqs Company (a leading online floral retailer that delivers fresh flowers from eco-friendly, sustainable farms) since 2020; Director of the Philadelphia Federal Reserve Board from 2010 to 2013; Senior Advisor to Oaktree Infrastructure Fund (an infrastructure core fund managed by Oaktree Capital Management) since 2020
Skills and Experience: Ms. Turner has an impressive history in the logistics and distribution industry. In her distinguished executive career, she served as president of various UPS divisions for 22 years, applying her strengths in business development, relationship management and operational stewardship. At UPS, Rosemary was responsible for the largest East and West territories with an average of 25k employees and revenues in excess of $2 billion. Ms. Turner has also served as director of two other publicly traded companies that are leaders in the logistics and distribution industry. Through her experience with the Philadelphia Federal Reserve Board and the San Francisco Federal Reserve Board which she chaired in 2021, Ms. Turner has an excellent understanding of the macroeconomy state of marketing and consumers, and evolving payment systems. Our Board benefits from her deep experience in supply chain and logistics and finance.

PROPOSAL 1 | CONTINUING DIRECTORS

Class I Directors (terms expiring at the 2026 Annual Meeting)

CLAIBORNE P. DEMING Age: 69 Director since: August 2013 Board Committees: Executive Compensation Committee (Chair) Executive Committee
Chairman of the Board of Murphy Oil (a NYSE-listed oil and natural gas exploration and production company) since 2012; President and Chief Executive Officer of Murphy Oil from October 1994 through December 2008
Skills and Experience: Mr. Deming brings over 40 years of experience in the oil and gas industry to the Board. While CEO of Murphy Oil, Mr. Deming established the initial relationship with Walmart Inc. that underpins the Murphy USA brand. In addition to his executive leadership experience, Mr. Deming has served on the boards of two other public companies in the energy sector, chairing one of these boards since 2012. He is the former chair of an advisory committee to the Secretary of Energy. Mr. Deming has served in an advisory role with private firms providing strategic and financial advice to investors, management teams, boards of directors, governmental bodies, and other professionals and participants in the global energy industry. Mr. Deming is also a licensed attorney and has served on numerous private and state boards. His deep understanding of the energy sector and strategy strengthens the Board’s collective knowledge.

HON. JEANNE L. PHILLIPS Age: 70 Director since: November 2018 Board Committees: Audit Committee Nominating and Governance Committee
Senior Consultant for Hunt Consolidated, Inc. (one of the largest privately-held family of companies in the U.S. involved in oil and gas exploration and production, real estate, and investment management) since 2023; 20-year career with Hunt Consolidated, Inc., including serving as Senior Vice President, Corporate Engagement and International Relations and President of Hunt Global Partnerships, Inc. (Hunt Oil Company’s corporate social responsibility program); U.S. Permanent Representative to the Organization for Economic Cooperation and Development (OECD) with rank of U.S. Ambassador in Paris from 2001 to 2003
Skills and Experience: The Honorable Ms. Jeanne Phillips brings unique experience to the Board in the areas of governmental affairs and public policy after having served in varying capacities at the state, national, and international levels. In addition, as an executive with a large, privately-held energy company, she has extensive experience in the areas of corporate leadership, corporate communications, crisis management, and sustainability which bolsters the Board’s ability to react to an ever-changing business environment.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 9

PROPOSAL 1 | CONTINUING DIRECTORS

JACK T. TAYLOR Age: 72 Director since: August 2013 Board Committees: Audit Committee (Chair) Executive Compensation Committee
Director of Genesis Energy LP (a NYSE-listed midstream energy master limited partnership) since 2013 and member of the Audit and Governance, Compensation and Business Development Committees; Director of Sempra (a NYSE-listed Fortune 500 energy services company) since 2013 and member of the Executive, Audit and Compensation and Talent Development Committees; Chief Operating Officer - Americas and Executive Vice Chair of U.S. Operations for KPMG, LLP (one of the world’s largest audit, tax, and advisory firms) from 2005 to 2010
Skills and Experience: Mr. Taylor, a certified public accountant, has extensive experience with financial and public accounting issues as well as deep knowledge of the energy industry. He was a partner at KPMG, LLP for 29 years. As an executive leader, Mr. Taylor was responsible for the execution of global strategy within all KPMG member firms in North and South America, encompassing more than 40,000 employees and $8 billion in revenue. Mr. Taylor sponsored and chaired KPMG’s Diversity Advisory Board upon its formation and early development. At KPMG, Mr. Taylor has extensive experience in capital markets activities with involvement in SEC registration statements, mergers and acquisitions, corporate recovery and bankruptcies. He has served on the audit committees of two other publicly traded energy companies for over a decade, currently serving as chair of one of these committees. Mr. Taylor lends considerable expertise to our Board in finance, accounting, and energy matters.

PROPOSAL 1 | ELECTION OF DIRECTORS

DIRECTOR SKILLS AND EXPERIENCE

	Murphy	Clyde	Deming	Goebel	Keyes	Landen	Miller	Phillips	Taylor	Turner

Current or Former Public Company CEO
Other Public Company Board Experience (Current of Former)
Finance / Accounting / Financial Reporting
Human Capital Management
Public Policy/Government Affairs
Supply Chain Distribution / Logistics
Capital Markets / Asset Management / Banking
Consumer Products / Retail
Media and Communication / Crisis Management
Energy Sector

BOARD DEMOGRAPHICS

●	0-4 YEARS
●	5-10 YEARS

8.35 YEARS
Average Tenure

●	≤ 60 YEARS
●	61-65 YEARS
●	≥66 YEARS

67.8 YEARS
Average Age

●	WOMEN
●	MEN

30%
Of Directors Are Women

●	MINORITY
●	OTHER

10%
Of Directors Racially/Ethnically Diverse

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 11

BOARD AND GOVERNANCE MATTERS

Board Leadership Structure
The positions of Chairman of the Board and Chief Executive Officer of Murphy USA are currently held by two individuals. Mr. Murphy serves as our Chairman of the Board as a non-executive and independent director. Mr. Clyde serves as our President & Chief Executive Officer, and also serves as a director. Along with Messrs. Murphy and Clyde, other directors bring different perspectives and roles to the Company’s management, oversight and strategic development. The Company’s directors bring experience and expertise from both inside and outside the Company and industry, while the President & Chief Executive Officer is most familiar with the Company’s business and industry, most involved in the Company’s day-to-day operations and most capable of leading the execution of the Company’s strategy. The Board believes that having separate roles of Chairman and President & Chief Executive Officer is in the best interest of stockholders at this time because it facilitates independent oversight of management.
Environmental, Social and Governance (ESG)
The Nominating and Governance Committee is responsible for reviewing the Company’s strategy, initiatives, policies and practices on ESG matters, including climate-related matters, that are significant to the Company, as well as the Company’s reporting of its ESG performance.
Our ESG strategy is overseen by the ESG Steering Committee, a group comprised of our CEO, Executive Vice Presidents and Senior Vice Presidents. This ESG strategy is implemented at a functional level by an ESG working group, which is comprised of cross-functional subject matter experts from across the business.
As part of our commitment to ESG, we are also focused on transparently reporting on our progress. In 2023, we published our second Environmental, Social and Governance Summary that considered internationally recognized standards and frameworks, such as the Value Reporting Foundation’s Sustainability Accounting Standards Board (SASB) standards. This summary represents our continued commitment to report on the sustainability of our business strategy and other important ESG topics. In addition, in 2023, we issued a report on our 2022 Scope 1 and Scope 2 greenhouse gas emissions (GHG). We will also continue to annually disclose our EEO-1 report on our website.
For more information about our ESG program please visit our website. https://ir.corporate.murphyusa.com (1)
(1)Web addresses to our website throughout this document are provided for convenience only. Nothing on our website, including our impact report or our ESG Summary, shall be deemed part of, or incorporated by reference into, this Proxy Statement. Some of these statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and our reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. Inclusion of metrics or other information in such reports is not intended to imply that such information is material to the Company. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.

BOARD AND GOVERNANCE MATTERS | RISK MANAGEMENT

Risk Management
Our Company’s management is responsible for the day-to-day management of risks to the Company. The Board has broad oversight responsibility for our risk management programs.
The Board exercises risk management oversight and control both directly and indirectly, the latter through various board committees as discussed below. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, including the risks associated with each. The Executive Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee is responsible for oversight of financial and cybersecurity risks and the ethical conduct of the Company’s business, including the steps the Company has taken to monitor and mitigate these risks. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company’s Corporate Governance Guidelines, manages risks associated with the independence of the Board and potential conflicts of interest, along with the Company’s ESG process and governance. While each committee is responsible for evaluating certain risks and overseeing the management of these risks, the entire Board is regularly informed through committee reports and by the President & Chief Executive Officer about the known risks to the strategy and the business. The Board of Directors does not believe that its role in risk-oversight has been affected by having separate roles of Chairman and President & Chief Executive Officer.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 13

BOARD AND GOVERNANCE MATTERS | COMMITTEES

Committees
Our Board has established several standing committees in connection with the discharge of its responsibilities. The following table presents the standing committees of the Board and the current membership of the committees and the number of times each committee met in 2023.

NOMINEE / DIRECTOR	AUDIT	EXECUTIVE	EXECUTIVE COMPENSATION	NOMINATING AND GOVERNANCE

R. Madison Murphy	X(2)	X(1)	X(2)	X(2)

R. Andrew Clyde		X

Claiborne P. Deming		X	X(1)

David L. Goebel	X		X

Fred L. Holliger			X	X

James W. Keyes		X	X

Diane N. Landen	X			X(1)

David B. Miller			X	X

Hon. Jeanne L. Phillips	X			X

Jack T. Taylor	X(1)		X

Rosemary L. Turner	X			X

Number of meetings in 2023	7	7	4	2
(1)Committee Chair
(2)Ex-Officio

BOARD AND GOVERNANCE MATTERS | COMMITTEES

Audit Committee – The Audit Committee has the sole authority to appoint or replace the Company’s independent registered public accounting firm, which reports directly to the Audit Committee. The Audit Committee also assists the Board with its oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications, independence and performance, the performance of the Company’s internal audit function, the compliance by the Company with legal and regulatory requirements, the management of major financial risk and the review of programs related to compliance with the Company’s Code of Business Conduct and Ethics. Additionally, the Audit Committee reviews cybersecurity risks through regular updates from management, and it monitors the status of ongoing projects to strengthen existing controls and mitigate the risk of cybersecurity incidents. The Audit Committee meets with representatives of the independent registered public accounting firm and with members of Internal Audit for these purposes. The Board has designated Messrs. Taylor and Murphy as its Audit Committee Financial Experts as defined in Item 407 of Regulation S-K. All of the members of the Audit Committee are independent under the rules of the NYSE and the Company’s independence standards. For more information about Audit Committee procedures see pages 21-22.
Executive Committee – The Executive Committee is vested with the authority to exercise certain functions of the Board when the Board is not in session. The Executive Committee is also in charge of all general administrative affairs of the Company, subject to any limitations prescribed by the Board.
Executive Compensation Committee – The Executive Compensation Committee oversees the compensation of the Company’s executives and directors and administers the Company’s annual incentive compensation plan, its equity incentive compensation plans and its compensation clawback policies.
The Executive Compensation Committee consists entirely of independent directors, each of whom meets the NYSE listing independence standards and the Company’s independence standards. See “Compensation Discussion and Analysis” for additional information about the Executive Compensation Committee. In carrying out its duties, the Executive Compensation Committee has direct access to outside advisors, independent compensation consultants and others to assist them.
Nominating and Governance Committee – The Nominating and Governance Committee identifies and recommends potential director candidates, makes annual independence recommendations as to each director, recommends appointments to Board committees, oversees the self-evaluation process of the Board’s performance and reviews and assesses the Corporate Governance Guidelines of the Company. Information regarding the process for evaluating and selecting potential director candidates, including those recommended by stockholders, is set out in the Company’s Corporate Governance Guidelines.
Stockholders desiring to recommend director candidates for consideration by the Nominating and Governance Committee will be able to address their recommendations to: Nominating and Governance Committee of the Board of Directors, c/o Corporate Secretary, Murphy USA Inc., 200 East Peach Street, P.O. Box 7300, El Dorado, Arkansas 71731-7300. As a matter of policy, director candidates recommended by stockholders will be evaluated on the same basis as candidates recommended by the directors, executive search firms or other sources. The Corporate Governance Guidelines also provide a mechanism by which stockholders may send communications to directors.
The Nominating and Governance Committee consists entirely of independent directors, each of whom meets the NYSE listing independence standards and the Company’s independence standards. This committee coordinates with the Chairperson for each other Board committee to discuss and identify succession planning issues and makes recommendations to the full Board as needed. The Nominating and Governance Committee is also responsible for reviewing the Company’s strategy, initiatives, policies and practices on ESG matters, including climate-related matters, that are significant to the Company, as well as the Company’s reporting of its ESG performance.
Charters for the Audit, Executive, Executive Compensation and Nominating and Governance Committees, along with the Corporate Governance Guidelines and the Code of Business Conduct and Ethics, are available on the Company’s website at https://ir.corporate.murphyusa.com.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 15

BOARD AND GOVERNANCE MATTERS | MEETINGS AND ATTENDANCE

Meetings and Attendance
During fiscal year 2023, there were five meetings of the Board. All nominees’ attendance exceeded 75% of the total number of meetings of the Board and committees on which they served. Pursuant to the Company’s Corporate Governance Guidelines, non-employee directors, all of whom are independent, must meet in executive session, without management, in conjunction with at least three regularly scheduled Board meetings per year, and did so in 2023. Mr. Murphy, in his role as Chairman of the Board, presided at these executive sessions. Also, as set forth in the Company’s Corporate Governance Guidelines, all Board members are expected to attend the Annual Meeting of Stockholders, and all did so in 2023.
Compensation of Directors
Directors who are employees of Murphy USA do not receive compensation for their services on the Board. Our Board determines annual retainers and other compensation for non-employee directors. The primary elements of our non-employee director compensation program include a combination of cash and equity. In 2023, the cash component consisted of an annual retainer for each non-employee director in the amount of $100,000, plus an additional annual retainer for each chair as follows:
•Chairman of the Board: $170,000
•Audit Committee Chair: $25,000
•Executive Compensation Committee Chair: $20,000
•Nominating & Governance Committee Chair: $15,000
All elements of cash components are paid in quarterly installments. The Company also reimburses directors for travel, lodging and other related expenses they incur in attending Board and Committee meetings.
In addition to the cash component, the non-employee directors receive an annual grant of time-based restricted stock units which, beginning with grants made in 2023, cliff vest after one year. Each non-employee director received a restricted stock unit grant with a target value of $160,000 on February 9, 2023. In connection with the Company’s adoption of a quarterly dividend, commencing in December 2020, the Executive Compensation Committee approved the issuance of dividend equivalent units to the non-employee directors holding outstanding restricted stock units to be paid upon the issuance of shares of the Company’s common stock in settlement of the underlying restricted stock unit.
Non-employee directors may elect to defer his or her annual cash retainers into fully vested restricted stock units issued under the 2023 Omnibus Incentive Plan, with settlement upon termination of Board service. Likewise, time-based restricted stock units awarded in connection with the annual equity component of the Director compensation package may also be deferred, with settlement upon termination of service. Upon separation from service, shares and dividend equivalent units accrued with respect to restricted stock units are issued. The election to defer is made in the year preceding the calendar year in which the compensation is earned (or, in the case of a new director, within 30 days after their date of appointment, if later).
Further information regarding non-employee director compensation is set forth in the following table.

BOARD AND GOVERNANCE MATTERS | 2023 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

2023 Non-Employee Director Compensation Table

NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	ALL OTHER COMPENSATION(3) ($)	TOTAL ($)
R. Madison Murphy	270,245	163,007	25,000	458,252
Claiborne P. Deming	120,491	163,007	25,000	308,498
David L. Goebel	100,245	161,657	—	261,902
Fred L. Holliger(4)	100,245	163,007	—	263,252
James W. Keyes	100,245	163,007	—	263,252
Diane N. Landen	115,245	163,007	25,000	303,252
David B. Miller	100,451	163,007	—	263,458
Hon. Jeanne L. Phillips	100,451	163,007	—	263,458
Jack T. Taylor	125,501	163,007	25,000	313,508
Rosemary L. Turner	100,245	161,657	—	261,902
(1)The amounts shown reflect the cash retainers paid during the fiscal year ended December 31, 2023, including cash retainers which the director elected to receive in the form of restricted stock units.
(2)The amounts shown reflect the aggregate grant date fair value, as computed in accordance with FASB ASC Topic 718 regarding stock compensation, for restricted stock unit awards and dividend equivalent units granted to the non-employee directors in 2023. The aggregate number of restricted stock units including restricted stock units awarded in lieu of annual cash retainers, was 2,814 for Mr. Taylor, 2,802 for Mr. Deming, 1,609 for Mr. Goebel and Ms. Turner, and 2,502 for each other non-employee director.
(3)The amounts shown represent contributions made on behalf of Mr. Murphy, Mr. Deming, Ms. Landen and Mr. Taylor to charitable organizations under our gift matching program.
(4)Mr. Holliger will retire from the Board on the date of our 2024 Annual Meeting.
The column above showing “All Other Compensation” represents the incremental cost of matching gifts. The non-employee directors are eligible to participate in our gift matching program on the same terms as Murphy USA employees. Under this program, an eligible person’s total gifts of up to $25,000 per calendar year will qualify. The Company will contribute to qualified educational institutions and hospitals in an amount equal to twice the amount contributed by the eligible person. The Company will contribute to qualified welfare and cultural organizations in an amount equal to the contribution made by the eligible person.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 17

BOARD AND GOVERNANCE MATTERS	|	NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES AND PLEDGING

Non-Employee Director Stock Ownership Guidelines and Pledging
The Board established stock ownership guidelines for non-employee directors of the Company. Directors are expected to achieve stock ownership of at least three times their annual cash retainer within five years of beginning their service. A director may not pledge Company securities either by purchasing Company securities on margin or holding Company securities in a margin account, until he or she has achieved the applicable stock ownership target specified in the guidelines above. Once such stock ownership target has been achieved, a director is permitted to pledge Company securities in compliance with applicable law (including disclosure of such pledging in the Company’s proxy statement, as required by SEC regulations), so long as all stock owned to satisfy the applicable stock ownership target remains unpledged. Any pledging of shares must be disclosed to the Board and pre-approved by the General Counsel in advance of such pledging. These guidelines are designed to ensure that directors display confidence in the Company through the ownership of a significant amount of our stock. As of December 31, 2023, all of our directors had met or were on track to comply with these stock ownership guidelines within the applicable five-year period.
Code of Business Conduct and Ethics
Executive officers and directors are governed by the Company’s written Code of Business Conduct and Ethics, which provides that waivers of any part of the Code for directors or executive officers may only be granted by the Board of Directors or a Board committee and must be promptly disclosed to stockholders. No such waivers were granted nor applied for in fiscal year 2023. The Company intends to disclose any waivers of or amendments to the Code of Business Conduct and Ethics that apply to our directors or executive officers on its website at https://ir.corporate.murphyusa.com. The Company’s Corporate Governance Guidelines require that all directors recuse themselves from any discussion or decision affecting their personal, business or professional interests.

Review, Approval or Ratification of Transactions with Related Persons
During 2023, the Company did not engage in any related-person transactions involving members of the Board or executive officers. Conflicts of interest subject to the Company’s written Code of Business Conduct and Ethics that constitute a Related Party Transaction, as defined under the rules of the SEC, shall be reviewed by the Nominating and Governance Committee of the Board.
The Nominating and Governance Committee reviews ordinary course of business transactions with firms associated with directors and nominees for director. The Company’s management also monitors these transactions on an ongoing basis.

OWNERSHIP OF MURPHY USA COMMON STOCK

Security Ownership of Certain Beneficial Owners
The following are known to the Company to be the beneficial owners of more than five percent of the Company’s common stock (as of the most recent date of such stockholder’s Schedule 13G filing for Murphy USA with the SEC):

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)	PERCENTAGE(2)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055(3)	1,998,637	9.6%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355(4)	1,984,888	9.5%
FMR LLC 245 Summer Street Boston, MA 02210(5)	1,100,079	5.3%
(1)Includes common stock for which the indicated owner has sole or shared voting or investment power and is based on the indicated owner’s Schedule 13G filing for Murphy USA for the period ended December 31, 2023.
(2)Percentage based on 20,817,140 shares of common stock outstanding as of the record date.
(3)Total includes 1,904,126 shares with sole voting power, zero shares with shared voting power, 1,998,637 shares with sole dispositive power and zero shares with shared dispositive power.
(4)Total includes zero shares with sole voting power, 8,899 shares with shared voting power, 1,954,701 shares with sole dispositive power and 30,187 shares with shared dispositive power.
(5)Total includes 1,090,417 shares with sole voting power, zero shares with shared voting power, 1,100,079 shares with sole dispositive power and zero shares with shared dispositive power.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 19

OWNERSHIP OF MURPHY USA COMMON STOCK	|	SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

Security Ownership of Directors and Management
The following table sets forth information, as of the record date, concerning the number of shares of Common Stock of the Company beneficially owned by all directors and nominees, each of the Named Executive Officers (as listed in the first table of the Compensation Discussion and Analysis section of this Proxy) and directors and executive officers as a group.

NAME	PERSONAL WITH FULL VOTING AND INVESTMENT POWER(1)(2)	PERSONAL AS BENEFICIARY OF TRUSTS	VOTING AND INVESTMENT POWER ONLY	EQUITY AWARDS WHICH MAY SETTLE WITHIN 60 DAYS	TOTAL	PERCENT OF OUTSTANDING (IF GREATER THAN ONE PERCENT)
Claiborne P. Deming	269,764	394,884	—	385	665,033	3.19%
David L. Goebel	205	—	—	611	816	(4)
Fred L. Holliger	—	17,607(3)	—	—	17,607	(4)
James W. Keyes	18,114	—	—	—	18,114	(4)
Diane N. Landen	67,293	76,837	8,991(6)	—	153,121	(4)
David B. Miller	45,139	—	—	321	45,460	(4)
R. Madison Murphy	—	413,139	164,171(7)	—	577,310	2.77%
Hon. Jeanne L. Phillips	2,669	—	—	932	3,601	(4)
Jack T. Taylor	12,220	9,786(5)	—	401	22,407	(4)
Rosemary L. Turner	205	—	—	611	816	(4)
R. Andrew Clyde	201,087	—	—	129,750	330,837	1.59%
Mindy K. West	113,474	—	—	33,200	146,674	(4)
Renee M. Bacon	5,927	—	—	9,400	15,327	(4)
Robert J. Chumley	6,448	—	—	5,700	12,148	(4)
Chris A. Click	2,413	—	—	1,200	3,613	(4)
Directors & executive officers as a group (17 persons)	750,078	912,253	173,162	189,261	2,024,754	9.73%
(1)Includes Murphy USA Savings 401(k) Plan shares in the following amounts: Mr. Clyde 1,525 qualified shares and Ms. West 838 qualified shares. Excludes shares of common stock underlying phantom stock units held under the Murphy USA Supplemental Executive Retirement Plan in the following amounts: Mr. Clyde 19,235 shares.
(2)Includes shares of common stock held by spouse and other household members as follows: Mr. Deming 12,110 shares held by spouse; Ms. Landen 2,043 shares owned jointly with spouse and children.
(3)Includes 17,607 shares of common stock held by trust for which Mr. Holliger and his spouse are the beneficiaries and trustees.
(4)Less than 1%.
(5)Includes 9,786 shares of common stock held by trust for which Mr. Taylor and his spouse are the beneficiaries and trustees.
(6)Includes 8,991 shares of common stock held by trusts for which Ms. Landen is the trustee.
(7)Includes (i) 70,297 shares of common stock held by a private foundation of which Mr. Murphy is President for which beneficial ownership is expressly disclaimed, (ii) 41,379 shares of common stock held in trust for children in which spouse is Trustee, (iii) includes 42,216 shares owned by The 2011 Murphy Family Trust beneficial ownership expressly disclaimed, (iv) includes 8,316 shares owned by The Suzanne and Madison Murphy Grandchildren’s Trust, beneficial ownership expressly disclaimed, (v) includes 1,963 shares of common stock held in trust for grandchildren in which spouse is Trustee, beneficial ownership is expressly disclaimed.

PROPOSAL 2	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2024

The Audit Committee and the Board have approved the engagement of KPMG LLP as Murphy USA’s independent registered public accounting firm for 2024. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.
Ratification of the selection of accountants requires approval by a majority of the votes cast by the stockholders of Murphy USA Common Stock, which votes are cast “for” or “against” the ratification. Murphy USA’s Board is requesting stockholder ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of Murphy USA and its stockholders.
The Audit Committee evaluates the qualifications, performance, and independence of the independent auditor, including the lead partner, on an annual basis (in each case in light of SEC and NYSE independence and other applicable standards then in effect). The Audit Committee ensures the regular rotation of the lead audit partner as required by law and is involved in the selection of the lead audit partner. In addition, the Audit Committee receives periodic reports on the hiring of KPMG LLP partners and other professionals (if hired) to help ensure KPMG LLP satisfies applicable independence rules.
KPMG LLP has served as Murphy USA’s independent registered accounting firm since the Spin-Off in 2013 and prior to that served as the auditor to Murphy USA’s former parent for more than 60 years. KPMG LLP reports directly to the Audit Committee of Murphy USA. In selecting KPMG LLP as Murphy USA’s independent registered accounting firm for 2024, the Audit Committee considered a number of factors, including:
•the quality of its ongoing discussions with KPMG LLP, including the professional resolution of accounting and financial reporting matters with its national office,

•the professional qualifications of KPMG LLP, the lead audit partner and other key engagement partners,
•KPMG LLP’s independence program and its processes for maintaining its independence,
•KPMG LLP’s depth of understanding of Murphy USA’s businesses, accounting policies and practices and internal control over financial reporting,
•the appropriateness of KPMG LLP’s fees for audit and non-audit services (on both an absolute basis and as compared to its peer firms),
•consideration of KPMG LLP’s known legal risks and significant proceedings that may impair their ability to perform Murphy USA’s annual audit,
•the most recent PCAOB inspection report on KPMG LLP and the results of “peer review” and self-review examinations, and
•the results of management’s and the Audit Committee’s annual evaluations of the qualifications, performance and independence of KPMG LLP.
In addition, the Audit Committee periodically considers the appropriateness of a rotation of the independent registered accounting firm. At this time, the Audit Committee and the Board believe that the continued retention of KPMG LLP as Murphy USA’s independent registered public accounting firm is in the best interests of Murphy USA and its stockholders. Under Murphy USA’s policy for pre-approval of audit and permitted non-audit services by KPMG LLP, the Audit Committee has delegated the right to pre-approve services between meeting dates to the Chair of the Committee, subject to ratification of the full Committee at the next scheduled meeting. The Committee evaluates all services, including those engagements related to tax and internal control over financial reporting, considering the nature of such services in light of auditor independence, in accordance with the rules of the PCAOB.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 21

PROPOSAL 2 | AUDIT COMMITTEE REPORT

Audit Committee Report
Management is responsible for the preparation, presentation and integrity of Murphy USA’s financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and expressing an opinion on the effectiveness of internal control over financial reporting. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.
Committee Organization and Operation
The Audit Committee’s function is to assist the Board in its oversight of:
•The integrity of Murphy USA’s financial statements;
•Murphy USA’s internal control over financial reporting;
•Murphy USA’s compliance with legal and regulatory requirements;
•The independent accountants’ qualifications, independence and performance;
•The performance of Murphy USA’s internal audit function; and
•Murphy USA’s IT risk exposure, including cybersecurity risks.
The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of Murphy USA’s independent registered public accounting firm. The Audit Committee’s charter is available in the Corporate Governance section of Murphy USA’s corporate website at https://ir.corporate.murphyusa.com.
The Audit Committee held seven meetings during 2023. The Audit Committee Chair and members of the Audit Committee also held numerous additional meetings throughout 2023 with members of Murphy USA corporate, business segment and internal audit management and with Murphy USA’s independent registered public accounting firm, KPMG LLP. The Committee believes that these meetings were helpful in discharging its oversight responsibilities, including with respect to financial reporting and disclosure, risk management and internal controls.
Independence
The Board, on the recommendation of the Nominating and Corporate Governance Committee, has determined that all members of the Audit Committee are independent, as required by NYSE listing standards and SEC rules, and that they each met the Company’s enhanced independent standard for membership on the Company’s Audit Committee.
Expertise
The Board has also determined, on the recommendation of the Nominating and Governance Committee, that all members of the Audit Committee are financially literate and have accounting or related financial management expertise, each as defined by NYSE listing standards. Mr. Taylor and Mr. Murphy have been designated as the “audit committee financial experts,” as defined under SEC rules. The Audit Committee’s assistance in the Board oversight of Murphy USA’s compliance with legal and regulatory requirements primarily focuses on the effect of such matters on Murphy USA’s financial statements, financial reporting and internal control over financial reporting.
Audited Financial Statements
In the performance of its oversight function, the Audit Committee has considered and discussed the 2023 audited financial statements with management and KPMG LLP, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, clarity of the disclosures and the condition of internal control over financial reporting. The Audit Committee has reviewed with the Head of Internal Audit and the KPMG LLP engagement team the scope and plans for their respective audits and has met with each of the Head of Internal Audit and the senior engagement partner of KPMG LLP, with and without management present, to discuss audit results, their evaluations of Murphy USA’s internal controls and the overall quality of Murphy USA’s financial reporting. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Finally, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

PROPOSAL 2 | FEES PAID TO KPMG LLP

Fees Paid to KPMG LLP
The table below shows the fees paid by Murphy USA to KPMG LLP in 2023 and 2022.

	2023 (IN THOUSANDS)	2022 (IN THOUSANDS)

Fees paid by Murphy USA:
Audit fees(1)	$1,348	$1,175
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	7	46
Total Fees	$1,355	$1,221
(1)Audit fees include fees for the audit of Murphy USA’s consolidated financial statements, as well as subsidiary and statutory audits directly related to the performance of the Murphy USA consolidated audit. Audit fees include out-of-pocket expenses of $33 in 2023 and $35 in 2022.
(2)All other fees include payments related to miscellaneous IT consulting costs in 2023 and 2022.
All of the services provided by KPMG LLP and the fees paid by Murphy USA were authorized and approved by the Audit Committee in compliance with the pre-approval policy and procedures described above. The Audit Committee considers the non-audit services rendered by KPMG LLP during the most recently completed fiscal year in its annual independence evaluation.
If you do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider its appointment. Even if you do ratify the appointment, the Audit Committee retains its discretion to reconsider its appointment if it believes necessary in the best interest of the Company and the stockholders.
Conclusion
Based on the review and discussions described in this report, the Audit Committee, in accordance with its responsibilities, recommended to the Board, and the Board approved, the inclusion of the audited financial statements for the year ended December 31, 2023 in Murphy USA’s 2023 Annual Report on Form 10-K.
Audit Committee:
Jack T. Taylor (Chair)
David L. Goebel
Diane N. Landen
R. Madison Murphy
Hon. Jeanne L. Phillips
Rosemary L. Turner

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE
APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2024.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 23

PROPOSAL 3	APPROVAL OF EXECUTIVE COMPENSATION ON AN ADVISORY, NON-BINDING BASIS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”) enables the Company’s stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.
As described in detail under the heading “Compensation Discussion and Analysis,” the Company’s executive compensation programs are designed to attract, motivate and retain the Named Executive Officers, who are critical to the Company’s success. Under these programs, the Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” along with the information in the compensation tables for additional details about the executive compensation programs, including information about the fiscal year 2023 compensation of the Named Executive Officers.
Stockholders are asked to indicate their support for the Named Executive Officer compensation as described in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives stockholders the opportunity to express their views on the Named Executive Officers’ compensation. This vote is being provided as required pursuant to Section 14A of the Securities Exchange Act of 1934. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Stockholders are requested to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2023 Summary Compensation Table and the other related tables and disclosures.”
The Say-on-Pay vote is advisory, and therefore not binding on the Company, the Executive Compensation Committee or the Board. The Board and the Executive Compensation Committee value the opinions of stockholders and will consider stockholders’ views and the Executive Compensation Committee will evaluate whether any actions are necessary to address those views. We currently anticipate that the next Say-on-Pay vote will be held at our 2025 annual general meeting of stockholders.
THE BOARD RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis provides an overview of the compensation provided to our CEO, CFO(1) and three most highly compensated executive officers during the fiscal year ended December 31, 2023:

NAME	TITLE
R. Andrew Clyde	President & Chief Executive Officer (CEO)
Mindy K. West(1)	EVP & Chief Operating Officer (COO) (formerly EVP Fuels, CFO & Treasurer)
Renee M. Bacon	SVP S&O & Chief Merchandising Officer (CMO)
Robert J. Chumley	SVP & Chief Digital Officer (CDO)
Chris A. Click(1)(2)	EVP Strategy, Growth & Innovation (formerly SVP Strategy & Development)
(1)During 2023, Ms. West served as EVP Fuels, CFO and Treasurer and Mr. Click served as SVP, Strategy and Development. Each were promoted to the titles listed above effective March 1, 2024.
(2)Mr. Click has not previously been an NEO of the Company, and accordingly historical compensation for Mr. Click is generally not presented in this CD&A or the tables that follow.
The five individuals above are collectively referred to herein as our “Named Executive Officers” or “NEOs.”
To further illustrate the concepts in this Compensation Discussion and Analysis, we have included charts and tables where we believe appropriate to enhance our stockholders’ understanding of the compensation of our NEOs. This Compensation Discussion and Analysis should be read in conjunction with this tabular information beginning on page 41 in this Proxy Statement.
Overview
Murphy USA operates one of the nation’s largest convenience store chains, with more than 1,730 stores in 27 states, located primarily in the Southwest, Southeast, Midwest and Northeast United States as of December 31, 2023, the majority of which are located in close proximity to Walmart Supercenters. The Company also markets gasoline and other products at standalone stores under the Murphy and QuickChek brands.
Executive Compensation Philosophy and Objectives
The Executive Compensation Committee (referred to as the “Committee” in this section) bases its executive compensation decisions on principles designed to align the interests of our executives with those of our stockholders. The Committee believes compensation should provide a direct link with the Company’s values, objectives, business strategies and financial results. In order to motivate, attract, and retain key executives who are critical to its long-term success, the Company aims to provide compensation packages that are competitive with others in the retail industry. In addition, the Company believes that executives should be rewarded for both the short- and long-term success of the Company and, conversely, be subject to a degree of downside risk in the event that the Company does not achieve its performance objectives.
Aligning Pay with Performance
The Committee believes our compensation programs provide a strong “pay for performance” link between the compensation provided to our executives and the Company’s performance, both on an absolute basis and relative to its peers. Consistent with the fundamental principle that compensation programs should pay for performance, the Company’s strong performance during 2023 directly impacted compensation decisions and pay outcomes. Annual incentives for NEOs were earned at 128.4% of target, reflecting the Company’s 2023 performance relative to predefined targets. See pages 31-34 for additional information. Performance stock units (“PSUs”) linked to the Company’s performance for the three-year period ended in 2023 were earned at 200% of target. See page 37 for additional information.
We view performance in two ways: (1) the Company’s operating performance, including results against short- and long-term growth targets; and (2) return to stockholders over time, both on an absolute basis and relative to other companies, including both our peers and the S&P 500.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 25

COMPENSATION DISCUSSION AND ANALYSIS | 2023 BUSINESS HIGHLIGHTS

2023 Business Highlights
We measure our operating performance relative to the execution of a proven strategy that reflects five coherent themes that leverage our differentiated strengths and capabilities. This “5-Point Strategy” supports a business model which is both enduring in a highly volatile industry and difficult for competitors to replicate. Our strategy creates a unique way to compete for customers, workforce talent, supplier-partner support and stockholder capital. We take none of these stakeholders for granted and our goal is to create sustained value for all of them while making a positive impact in the communities we serve. Highlighted accomplishments among the 5-Point Strategy for 2023 include:

COMPENSATION DISCUSSION AND ANALYSIS | RETURN TO STOCKHOLDERS

Return to Stockholders
Since inception, the Company has delivered consistent returns to our stockholders. In May 2023, the Board authorized a share repurchase program of up to $1.5 billion to begin upon completion of the 2021 $1 billion authorization and to be executed by December 31, 2028. The new authorization reaffirms the Company’s commitment to supplement organic growth initiatives with shareholder distributions, including its dividend growth plan, to maximize value creation over time.
In 2023, total share repurchases were $333 million. Shares repurchased included $214 million completing the 2021 authorization and $119 million under the 2023 authorization, leaving approximately $1.4 billion remaining under the 2023 authorization.
In total, we have completed over $3.0 billion in share repurchases and have reduced the original share count by nearly 58% in a little more than 10 years of operation.
Additionally, the Company’s strong financial performance in recent years has allowed us to continue to grow the dividend for seven consecutive quarters, resulting in a compound average annual growth rate of over 20% per year since 2021.

YOY Dividend Growth Since 2021
$2.00
$1.50
$1.00
$0.50
$0.00
$1.04
$1.27
$1.55
2021
2022
2023

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 27

COMPENSATION DISCUSSION AND ANALYSIS | 2023 "SAY-ON-PAY" VOTE RESULT

Our three-year annualized total shareholder return (TSR) for the period ending December 31, 2023 of approximately 41% outpaced the median TSR of our peer group (discussed in the “Role of Market Data” section included on page 29 in this Proxy Statement).

Annualized Total Shareholder Return
50%
40%
30%
20%
10%
0%
40.7%
7.5%
10.3%
Murphy USA
Peer Group Median
S&P 500 Index

2023 “Say-on-Pay” Vote Result
The Committee carefully considered the results of our May 2023 Say-on-Pay vote on NEO compensation, in which 95.4% of the advisory votes cast were in support of the Company’s Say-on-Pay proposal and executive compensation programs for our NEOs as described in our 2023 Proxy Statement. The Committee interpreted this level of support as affirmation by our stockholders of the design and overall execution of our executive compensation programs.
Throughout the past year, the Company engaged in dialogue with our largest stockholders about various corporate governance topics, including executive compensation. The Company values these discussions and encourages our stockholders to provide feedback about our executive compensation programs.
Based on the results of the 2023 vote and our ongoing dialogue with our stockholders, as well as a consideration of evolving best practices, the Committee continues to examine our compensation programs to ensure alignment with stockholder interests remains strong.

COMPENSATION DISCUSSION AND ANALYSIS	|	COMPENSATION DESIGN PRINCIPLES AND GOVERNANCE PRACTICES

Compensation Design Principles and Governance Practices
The Committee intends for its compensation design principles to protect and promote our stockholders’ interests. We believe our NEO compensation programs are consistent with best practices for sound corporate governance.

WE DO	WE DO NOT
✓Pay for performance – a large majority of compensation is performance-based and at-risk
✓Mitigate undue business risk in compensation programs and perform an annual compensation risk assessment
✓Utilize an independent compensation consultant
✓Maintain stock ownership guidelines and restrict pledging for executives and Directors
✓Utilize multi-year vesting periods for annual equity-based compensation
✓Maintain a Dodd-Frank mandated clawback policy and include expanded “clawbacks” in our supplemental clawback policy and annual and long-term incentive plans, which allow for the recoupment of compensation in the event of a financial restatement as a result of negligent, intentional or gross misconduct

✗Maintain employment agreements
✗Provide excessive perquisites
✗Permit hedging transactions
✗Maintain separate change-in-control ("CIC") agreements other than with the CEO
✗ Provide excise tax gross-ups on CIC benefits
✗ Provide tax gross-ups on perquisites, except in connection with relocation assistance
✗ Allow repricing or cash buyout of underwater options
✗ Allow current payment of dividends or dividend equivalents on unearned long-term incentives
✗Provide single trigger equity vesting for new equity awards. Effective with annual equity awards granted in 2023 under our current equity plan and all equity grants to our employees under the Murphy USA, Inc. 2023 Plan, employ a “modified double trigger” for equity awards following a CIC

Role of the Committee
The Committee has responsibility for discharging the Board's responsibilities with respect to compensation of the Company’s executives. In particular, the Committee annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives, and determines and approves the CEO’s compensation based on this evaluation. In doing so, the Committee reviews all elements of the CEO’s compensation. The Committee also approves executive compensation for the Company’s other executive officers, approves and administers incentive compensation and equity-based plans, monitors compliance of directors and executive officers with Company stock ownership requirements and administers our compensation clawback policies. Pursuant to its charter, the Committee has the sole authority to retain and terminate compensation consultants as well the sole authority to approve their fees and other retention terms. The Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. For additional information on the responsibilities of the Committee, see the “Committees–Executive Compensation Committee” section included on page 15 in this Proxy Statement.
Role of Market Data
The Committee adopted a peer group for purposes of reviewing and approving 2023 compensation. Due to the relatively small number of publicly-traded retail

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 29

COMPENSATION DISCUSSION AND ANALYSIS | ROLE OF THE CEO IN COMPENSATION DECISIONS

convenience store competitors, the group was broadened to include other companies in similar industries with which Murphy USA competes for executive talent in order to create a sufficient sample of companies against which compensation can be compared. The peer group was developed based on certain attributes including:
•Industry Sector: Direct motor fuel and convenience retailers, retailers exposed to vehicle miles traveled, and other small box, common goods retailers (e.g., quick service restaurants)
•Scale of Operation: Revenue, non-fuel revenue, earnings before interest, taxes, depreciation, and amortization, market capitalization, number of employees, and store count
•Method of Operation: Company-operated sites and direct-owned real estate
The 2023 compensation peer group consists of the following companies:

• Alimentation Couche-Tard • Advance Auto Parts • Arko • AutoZone • Brinker • Casey’s General Stores • Chipotle Mexican Group • Cracker Barrel	•Dollar General •Dollar Tree • Five Below • Foot Locker • Monro • O’Reilly Automotive • Sally Beauty • TravelCenters of America • Ulta Beauty
The performance peer group used to assess relative TSR performance under the Company’s PSU program is identical to the 2023 compensation peer group.
In addition to comparator company information, the Committee uses several industry compensation surveys to determine competitive market pay levels for the NEOs.
Base salaries and total target direct compensation for the Company’s NEOs were compared to the median of the market data to determine whether the Company’s compensation practices were in alignment with market pay levels. When making compensation-related decisions, the Committee aims to set compensation levels for executive officers based on a deliberate review of market compensation for a particular position as well as each individual’s possession of a unique skill or knowledge set, proven leadership capabilities or experience and Company performance. Based on such factors, the Committee may determine with respect to one or more individuals that it is appropriate for compensation to meet, exceed, or fall below the median of the market data for a particular compensation element or total compensation.
Role of the CEO in Compensation Decisions
The CEO periodically reviews the performance of each of the NEOs, excluding himself, develops preliminary recommendations regarding salary adjustments and annual and long-term award amounts, and provides recommendations to the Committee. The Committee can exercise its discretion to modify any recommendations and make final decisions. The CEO does not participate in Committee discussions regarding CEO compensation.

COMPENSATION DISCUSSION AND ANALYSIS | ELEMENTS OF COMPENSATION

Elements of Compensation
Our compensation program is primarily comprised of three key components, each designed to be market-competitive and to help attract, motivate, retain and reward our NEOs.

ELEMENT	KEY CHARACTERISTICS	OBJECTIVES

Base Salary	• Fixed minimum level of compensation	• Reward the executive for day-to-day execution of primary duties and responsibilities
	• Reviewed annually and adjusted if and when appropriate	• Provide a foundation level of compensation upon which incentive opportunities can be added to provide the motivation to deliver superior performance

Annual Incentives	• Variable cash compensation component	• Motivate and reward NEOs for achieving annual business goals
	• Performance-based award opportunity based on annual operational and individual performance	• Align executives’ interests with the interests of stockholders
•Drive the achievement of key business results on an annual basis and recognize individual contributions

Long-term Incentives	•Variable equity-based compensation component	• Align executives’ interests with the interests of stockholders
	• Performance-based award opportunity based on long-term performance	•Reinforce the critical objective of building stockholder value over the long term
• Focus management attention upon the execution of the long-term business strategy

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 31

COMPENSATION DISCUSSION AND ANALYSIS | TARGET COMPENSATION MIX

The majority of our NEO compensation is performance-based and is issued in the form of both annual and long-term incentives. Individuals in a position to influence the growth of stockholder value have larger portions of their total compensation delivered in the form of equity-based long-term incentives. The target mix of the elements of the compensation program for the CEO and other NEOs is shown in the following charts which outline the size, in percentage terms, of each element of target compensation.
Target Compensation Mix
Base Salary
Base salary is designed to provide a competitive fixed rate of pay recognizing each employee’s level of responsibility and performance. In setting base salary levels for NEOs, the Committee considers competitive market data in addition to other factors such as duties and responsibilities, experience, individual performance, retention concerns, internal equity considerations, Company performance, general economic conditions and marketplace compensation trends.
Base salaries are reviewed annually. In 2023, the Committee adjusted salaries awarded to each NEO reflecting performance in the role and to bring salaries closer to competitive market levels for similar positions.
The following table shows the annual base salary rates for each of the NEOs effective February 1, 2022 and February 1, 2023:

NAME	TITLE	2022 SALARY ($)	2023 SALARY ($)

R. Andrew Clyde	President & CEO	1,235,000	1,272,050
Mindy K. West	EVP & COO (formerly EVP Fuels, CFO & Treasurer)	725,000	750,000
Renee M. Bacon	SVP S&O & CMO	460,000	485,000
Robert J. Chumley	SVP & CDO	455,000	470,000
Chris A. Click	EVP, Strategy, Growth & Innovation (formerly SVP Strategy & Development)	430,000	470,000

COMPENSATION DISCUSSION AND ANALYSIS | ANNUAL INCENTIVE PLAN

Annual Incentive Plan
We provide annual incentives for our executive officers through our Murphy USA Inc. 2019 Annual Incentive Plan, as amended and restated (the “AIP”). The primary objective of the AIP is to align corporate and individual goals with stockholder interests and Company strategy and to reward employees for their performance relative to those goals. Murphy USA targets the median of market pay levels for target annual incentive compensation.
The actual bonus earned by executives may be above or below the median of market pay levels based on actual Murphy USA performance.
The Committee reviews market data annually with respect to competitive pay levels and sets specific bonus opportunities for each of our NEOs. The annual bonus target for Mr. Clyde was increased for 2023 to better align with similarly situated positions within the peer group. Outside of Mr. Clyde, no adjustments were made to the NEOs' annual bonus target for 2023. The following table shows target bonuses as a percentage of base salary for each of the NEOs in 2023:

NAME	TITLE	TARGET BONUS AS A % OF SALARY

R. Andrew Clyde	President & CEO	150
Mindy K. West	EVP & COO (formerly EVP Fuels, CFO & Treasurer)	85
Renee M. Bacon	SVP S&O & CMO	70
Robert J. Chumley	SVP & CDO	70
Chris A. Click	EVP, Strategy, Growth & Innovation (formerly SVP Strategy & Development)	70
Each NEO’s actual AIP bonus payment is determined by multiplying their target bonus amount by the corporate performance weighted performance score, as described below. The Committee has the authority to exercise negative discretion to reduce an NEO’s bonus payout based on subjective individual criteria to determine the final payout amount. The NEO’s actual AIP bonus payment may not exceed 200% of their target amount.
2023 Corporate Performance
For 2023, the AIP metrics for the Company consisted of Adjusted EBITDA, Fuel Volume, Fuel Margin Contribution, Merchandise Margin Contribution, and profitability as measured by Coverage Ratio. The Committee believes the combination of these metrics reflected the overall key goals and objectives for the Company for 2023.
The Company delivered strong results in 2023, exceeding its targets for Adjusted EBITDA and Fuel Contribution.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 33

COMPENSATION DISCUSSION AND ANALYSIS | ANNUAL INCENTIVE PLAN

The following table summarizes the AIP performance metrics and corresponding weightings used in determining annual incentive award payouts for our NEOs and the weighted performance scores for each based on actual performance during 2023:

METRIC	WEIGHTING (%)	THRESHOLD (50% PAYOUT)	TARGET (100% PAYOUT)	MAXIMUM (200% PAYOUT)	ACTUAL	PAYOUT% OF TARGET (%)	WEIGHTED PERFORMANCE SCORE (%)

Adjusted EBITDA ($MM)(1)	40	800.0	950.0	1,100.0	1,058.5	172.4	68.9

Fuel Volume (K-gal APSM)(2)	20	236.0	244.6	252.0	242.0	85.1	17.0

Fuel Contribution ($MM)(3)	10	1,173.0	1,408.0	1,512.0	1,507.6	195.8	19.6

Merchandise Contribution ($MM)(4)	15	789.0	805.0	821.0	803.4	94.9	14.2

Coverage Ratio (%)(5)	15	97.7	99.6	101.5	98.0	57.9	8.7

Total	100						128.4
(1)Adjusted EBITDA is computed by adding net income (loss) plus net interest expense, plus income tax expense, depreciation and amortization, and Adjusted EBITDA adds back (i) other non-cash items (e.g., impairment of properties and accretion of asset retirement obligations) and (ii) other items that management does not consider to be meaningful in assessing our operating performance (e.g., (income/loss) from discontinued operations, net settlement proceeds, (gain) loss on sale of assets, transaction and integration costs related to acquisitions and other non-operating (income) expense). Please refer to the reconciliation in Appendix A.
(2)Thousands of gallons average per store month (APSM) for all stores in full month of operation.
(3)Fuel Contribution means the overall profit (margin) made on fuel volume sold after applicable expenses are paid and is calculated (i)(A) petroleum product sales plus (B) RINs and other, less (ii) petroleum product cost of goods sold.
(4)Merchandise Contribution means the overall profit (margin) made on merchandise sales after applicable cost of goods sold.
(5)Coverage Ratio is computed by dividing Merchandise Contribution by OpEx plus allocated G&A and other expenses.
Individual Performance
In addition to the corporate performance component for 2023, the AIP permitted the Committee to exercise its discretion to adjust an NEO’s award based on the Committee’s subjective review of his or her performance relative to the achievement of the metrics outlined above, business plan execution and other qualitative results. We believe that it is important to include this component in our AIP in order to take into account NEO performance that, in the Committee’s opinion, justifies an adjustment in the amount otherwise payable to a NEO based on objective corporate performance. Overall, amounts earned under the AIP cannot exceed 200% of target. In 2023, the Committee believed that our NEOs’ individual performance was appropriately reflected in our corporate performance results. Thus, the Committee opted not to make any adjustments to the awards earned by our NEOs and payable under the AIP based on our corporate performance.
Overall Performance and Payouts
After certifying the results relative to our performance metrics and considering each individual’s contributions throughout the year, the Committee approved the following payments for our NEOs for 2023:

NAME	BONUS TARGET ($)	AIP % ACHIEVED	ACTUAL BONUS ($)

R. Andrew Clyde	1,893,152	128.4	2,430,808

Mindy K. West	635,730	128.4	816,277

Renee M. Bacon	338,042	128.4	434,046

Robert J. Chumley	328,125	128.4	421,313

Chris A. Click	326,667	128.4	419,440

COMPENSATION DISCUSSION AND ANALYSIS | LONG-TERM INCENTIVE COMPENSATION

Long-Term Incentive Compensation
In 2023, we provided share based, long-term incentive compensation to our executive officers through our stockholder-approved Murphy USA Inc. 2013 Long-Term Incentive Plan, as amended and restated effective as of February 9, 2017 (the “2013 Plan”). Following the approval by our stockholders of the Murphy USA Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”) at our 2023 Annual Meeting, equity awards granted to our executive officers are made under the 2023 Plan.
Long-term incentive levels for Murphy USA’s officers are targeted at the median of competitive market pay levels. The program provides for a variety of stock and share-based awards, including stock options and RSUs, each of which vests over a three-year period, as well as PSUs that are earned based on the Company’s achievement of two equally-weighted objective performance goals over a three-year period. We believe that these awards create a powerful link between the creation of stockholder value and executive pay delivered. In addition, we believe that the balance between absolute and relative performance achieved through the use of stock options, return on average capital employed ROACE-based PSUs and relative TSR-based PSUs is appropriate and complement the performance measures we utilize under our AIP. In order for executives to fully realize their targeted opportunities, Murphy USA must both successfully achieve its long-term goals and outperform its peers.
Effective with awards granted in 2023, outstanding equity awards will vest on a modified “double-trigger basis” in the event of a change in control, meaning equity awards will only accelerate in the event the award recipient experiences a qualifying termination within two years of a change in control or if the acquiring entity fails to assume or substitute such awards.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 35

COMPENSATION DISCUSSION AND ANALYSIS | LONG-TERM INCENTIVE COMPENSATION

	STOCK OPTIONS	RESTRICTED STOCK UNITS	PERFORMANCE STOCK UNITS
Weighting	25%	25%	50%
Objectives	• Provide a direct link between executive officer compensation and the value delivered to stockholders	•Drive behaviors to create value for stockholders by linking executive compensation to stock price performance • Encourage retention
• Align executives’ interests with the interests of stockholders
• Reinforce the critical objective of building stockholder value over the long term
•Focus management attention upon the execution of the long-term business strategy

Performance Conditions	•While no express performance conditions, stock options are inherently performance-based, as option holders only realize benefits if the value of our stock increases following the grant date	•While no express performance conditions, RSUs are inherently aligned with the interests of our stockholders because their ultimate value is directly linked to future appreciation in our share price	•50% - ROACE •50% - TSR relative to our performance peer group
Term	•Seven years	•Three years	•Three years
Vesting	•Vest in two equal installments on the second and third anniversaries of the grant date	•Cliff vest on the third anniversary of the grant date	•Cliff vest after three years upon certification of results
Payout	• Upon exercise, participant acquires net common shares at the previously defined exercise price	•Participant acquires unrestricted shares of common stock upon vesting
• Payment made in unrestricted shares of common stock at the end of three years upon approval of performance results by the Committee
•Payouts at 50% of target for threshold level of performance
• Maximum payouts capped at 200% of target

Dividends	• N/A	• Dividend equivalent units are accumulated during the 3 year vesting period and pay out only if the underlying RSUs vest	•Dividend equivalent units are accumulated during the performance period and pay out only to the extent that the underlying PSUs vest and are earned

COMPENSATION DISCUSSION AND ANALYSIS | EMPLOYEE BENEFITS AND PERQUISITES

Performance Stock Units
Vesting for 50% of the PSUs granted in 2023 will be based on Murphy USA’s TSR performance between 2023 and 2025 relative to the Company’s performance peer group (which is the same as the compensation peer group on page 30). The Committee considers relative TSR an appropriate metric as it aligns the pay for our officers to the appreciation (or reduction) our stockholders receive in their investment in Murphy USA. TSR achievement and corresponding payout levels are as follows:

ACHIEVEMENT LEVEL	PERCENTILE RANK RELATIVE TO PEERS	PAYOUT % OF TARGET(1)

Maximum	≥75th	200

Target	50th	100

Threshold	25th	50

Below Threshold	<25th	0
(1)Payout will be interpolated on a linear basis for performance between levels of achievement

Vesting for the remaining 50% of the PSUs granted in 2023 will be based on Murphy USA’s three-year average ROACE performance between 2023 and 2025 as compared to the Company’s three-year ROACE target set by the Committee at the beginning of the performance period.
Earned Amounts of 2021 to 2023 Annual PSUs
In February 2024, the Committee certified the performance results for the 2021 PSUs for the three-year performance period that ended December 31, 2023. Under the provisions of these awards, the PSUs were subject to two equally-weighted metrics, ROACE and TSR relative to our peer group. As a result of the Company’s strong performance, the PSUs were earned at 200% of target.
The following table summarizes the final performance metrics and corresponding weightings used in determining the number of PSUs earned and the weighted performance scores for each based on actual performance during the three-year period:

METRIC	WEIGHTING (%)	THRESHOLD (50% PAYOUT)	TARGET (100% PAYOUT)	MAXIMUM (200% PAYOUT)	ACTUAL	PAYOUT % OF TARGET (%)	WEIGHTED PERFORMANCE SCORE (%)

ROACE (%)	50	10.0	11.5	13.0	26.5	200.0	100.0

Relative TSR (Percentile Rank)	50	25ᵗʰ	50ᵗʰ	75ᵗʰ	94.1th	200.0	100.0

Total	100						200.0%
Employee Benefits and Perquisites
Murphy USA’s executives are provided usual and customary employee benefits available to all employees (except certain hourly retail employees). These include a qualified defined contribution plan (401(k)) (“Savings Plan”), health insurance, life insurance, accidental death and dismemberment insurance, medical and dental insurance, vision insurance and long-term disability insurance.
The purpose of the Savings Plan, a tax-qualified defined contribution retirement plan, is to provide retirement benefits for all the employees of Murphy USA who participate. All employees are allowed to contribute on a pre-tax basis up to 25 percent of their eligible pay. The Company matches contributions, dollar-for-dollar, up to the first six percent of base pay. Participating employees, including the NEOs, are immediately vested in all employee and Company-matched contributions.

Murphy USA provides a Supplemental Executive Retirement Plan (“Murphy USA SERP”), a nonqualified deferred compensation plan, to eligible executives, including the NEOs. The Murphy USA SERP is intended to restore qualified defined contribution (Savings Plan and profit-sharing) plan benefits restricted under the Internal Revenue Code of 1986 (the “IRC”) to certain highly-compensated individuals. The Company funds the Murphy USA SERP through the use of a rabbi trust. The Company’s obligations under the Murphy USA SERP are recorded in the financial statements and in the event of the Company’s bankruptcy or insolvency, the assets held by the rabbi trust could become subject to the claims of the Company’s creditors.
Murphy USA offers limited perquisites to our NEOs consistent with those offered by our peer group. To maximize productivity during travel time of our CEO, the Board has authorized up to 50 hours annually of personal use of Company aircraft for our CEO as part of his total compensation package. The value of such

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 37

COMPENSATION DISCUSSION AND ANALYSIS | OTHER POLICIES

personal use is periodically reported to the Committee and is reported as taxable income to the CEO, with no income tax assistance or gross-ups provided by the Company.
Reportable values for such personal use is based on the incremental costs to the Company, as provided in the “All Other Compensation” column of the Summary Compensation Table included on page 41 in this Proxy Statement.
Other Policies
Severance and Change-in-Control Protection
The Company has not entered into any employment, CIC or termination agreements with its NEOs, other than with the CEO.
Mr. Clyde is party to a Severance Protection Agreement (the “SPA”) which was inherited from our predecessor, Murphy Oil. The SPA provides Mr. Clyde with certain severance benefits if his employment is terminated under certain circumstances within 24 months following a CIC. If Mr. Clyde’s employment is terminated by Murphy USA “without cause” or by Mr. Clyde for “good reason” within this 24-month window, Mr. Clyde will be entitled to his earned but unpaid compensation, a lump-sum severance payment equal to three times the sum of his base salary and the average of his last three annual bonuses prior to the termination date (or, if higher, prior to the CIC), accelerated vesting of his outstanding equity-based awards (provided that any performance-based awards will be paid assuming the target level of performance), and continued life, accident and health insurance benefits for 36 months. Mr. Clyde will not be entitled to any “golden parachute” excise tax gross-up payments. The SPA provides for an excise tax cut back to reduce payments to a level such that the excise tax under Sections 280G and 4999 of the IRC will not apply (unless Mr. Clyde would receive a greater amount of severance benefits on an after-tax basis without a cutback, in which case the cutback would not apply). Pursuant to the SPA, Mr. Clyde will be subject to a non-disclosure covenant and non-solicitation and non-competition restrictive covenants for 12 months following any such termination.
Effective with awards granted in 2023 under the 2013 Plan and awards granted under the 2023 Plan, in the event of a CIC, outstanding equity awards which are assumed or replaced by the acquiring entity will vest in the event the award recipient experiences a qualifying termination within two years of a CIC or if the acquiring entity fails to assume or substitute such awards (commonly referred to as a modified "double-
trigger" basis). For awards granted prior to 2023, under the terms of the 2013 Plan, unless otherwise set forth in an applicable award agreement, in the event of a CIC, all outstanding equity awards will vest, become immediately exercisable or payable and have all restrictions lifted. Any performance-based awards will be paid assuming the target level of performance.
Stock Ownership Guidelines
To further align the interests of our officers with those of our stockholders, the Board expects all officers to display confidence in the Company through the ownership of a significant amount of our stock. Under these guidelines as set forth in the Company’s Corporate Governance Guidelines, officers, including our NEOs, are expected to hold Murphy USA common stock having a value that is equivalent to a multiple of each officer’s annualized base salary within five years of assuming their position or, in some cases, a shorter period of time as determined by the Executive Compensation Committee. The targeted multiples vary among the executives depending upon their position:
•CEO: 5x annual salary
•EVPs: 3x annual salary
•SVPs: 2x annual salary
•VPs: 1x annual salary
Because the stock ownership guidelines are a multiple of each officer’s annualized salary, the value that must be maintained will increase proportionally with salary increases. Officers are expected to achieve targets within five years of assuming their positions. Shares owned directly by the officers, including shares underlying RSUs, those owned indirectly, assuming the officer has an economic interest in the shares, and shares held through our employee benefit plans, including the Savings Plan and deferred compensation plan for executives, are included in calculating ownership levels. Shares underlying stock options and unearned PSUs do not count toward the ownership guidelines. At December 31, 2023, all of our NEOs had met or were on track to comply with these stock ownership guidelines within the applicable five-year period.
Likewise, each non-employee director of our Board is expected to achieve ownership of at least three times their annual cash retainer within five years of service as discussed in the Non-Employee Director Stock Ownership Guidelines and Pledging section of this Proxy Statement on page 18. As noted above, at December 31, 2023, all of our directors had met or were on trac

COMPENSATION DISCUSSION AND ANALYSIS | ROLE OF THE COMPENSATION CONSULTANT

k to comply with these stock ownership guidelines within the applicable five-year period.
The Committee will periodically assess these guidelines, monitor director and executive officer ownership levels relative to these guidelines and make recommendations as appropriate.
Pledging Policy
A director or executive officer may not pledge Company securities, including by purchasing Company securities on margin or holding Company securities in a margin account, until he or she has achieved the applicable stock ownership target specified in the Corporate Governance Guidelines. Once such stock ownership target has been achieved, such director or executive officer is permitted to pledge Company securities in compliance with applicable law, so long as all stock owned to satisfy the applicable stock ownership target remains unpledged. Any pledging of shares must be disclosed to the Corporate Secretary and to the Board in advance of such pledging. All of our directors and executive officers are in compliance with our pledging policy.
Prohibition on Hedging
To ensure that Murphy USA directors and executive officers, including our NEOs, bear the full risks of Murphy USA common stock ownership, the Company has adopted a policy that prohibits all directors, officers and employees from entering into hedging transactions that are designed to hedge or speculate on any change in the market value of the Company’s securities.
Recoupment and Clawback Policy
In August 2023, the Board adopted a Dodd-Frank Act mandated compensation recovery policy, providing for the recovery of applicable incentive-based compensation from current and former Section 16 officers of the Company in the event the Company is required to restate its financial results due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws as required by the Dodd-Frank Act and corresponding New York Stock Exchange listing standards.
In addition, our officers are subject to our Supplemental Compensation Recoupment Policy and

recoupment provisions in the AIP, 2013 Plan and the 2023 Plan in the case of certain forfeiture events. Pursuant to such arrangements, if the Company restates its financial statements as a result of negligent, intentional or gross misconduct by the recipient, the Committee may, in its discretion, require that the recipient reimburse the Company with respect to certain cash and/or equity incentive compensation. In addition, pursuant to the Company's Supplemental Compensation Recoupment Policy, if the Company restates its financial statements, the Committee may, in its discretion, recoup excess incentive-based compensation from certain senior employees. These misconduct clawback provisions are in addition to our Dodd-Frank Act clawback policy. In addition to the clawback policies described above, our CEO and CFO are subject to any clawbacks that may be required under the Sarbanes-Oxley Act of 2002.
Tax Policy
Section 162(m) of the IRC generally limits the tax deductibility of compensation paid to NEOs to $1 million annually.
The Committee has and will continue to retain the flexibility to design and maintain the executive compensation programs in a manner that is most beneficial to stockholders, emphasizing our pay for performance philosophy, including the payment of compensation that is subject to the deduction limits under Section 162(m).
Role of the Compensation Consultant
The Committee has retained Mercer (US) LLC (“Mercer”) as its independent compensation consultant. Mercer provides executive and director compensation consulting services to the Committee, regularly attends Committee meetings, reports directly to the Committee on matters relating to compensation for our NEOs and participates in executive sessions without management present. Mercer provides advice and analyses to the Committee on the design and level of executive and director compensation. In connection with their services to the Committee, Mercer works with executive management and the corporate human resources team to formalize proposals for the Committee. The Committee has assessed the independence of Mercer pursuant to SEC rules and concluded that Mercer’s work for the Committee does not raise any conflicts of interest.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 39

COMPENSATION DISCUSSION AND ANALYSIS | COMPENSATION-BASED RISK ASSESSMENT

Compensation-Based Risk Assessment
In February 2024, the Committee completed a review of the Company’s policies and practices of compensating its employees (including non-executives) as they relate to the Company’s risk management profile to determine whether these policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. As a result of this review, the Committee concluded that any risks arising from the Company’s compensation policies and practices for its employees were not reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report
The Executive Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on the review and discussions, the Executive Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.
Executive Compensation Committee:
Claiborne P. Deming (Chair)
David L. Goebel
Fred L. Holliger
James W. Keyes
David B. Miller
R. Madison Murphy
Jack T. Taylor

EXECUTIVE COMPENSATION

Further information with respect to the compensation paid to the NEOs is set forth in the following tables:
2023 Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS(1) ($)	OPTION AWARDS(2) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(3) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS(4) ($)	ALL OTHER COMPENSATION(5) ($)	TOTAL ($)
R. Andrew Clyde President & CEO	2023	1,268,963	—	4,928,555	1,531,569	2,430,808	—	398,234	10,558,129
	2022	1,235,000	—	4,537,169	1,332,814	2,694,384	—	558,008	10,357,375
	2021	1,232,084	—	3,888,885	1,171,200	1,904,493	—	441,495	8,638,157
Mindy K. West EVP & COO (formerly EVP Fuels, CFO & Treasurer)	2023	747,917	—	1,071,425	336,414	816,277	66,737	204,725	3,243,495
	2022	722,917	—	963,372	288,176	960,431	—	184,953	3,119,849
	2021	697,917	—	966,966	291,200	676,027	5,639	168,215	2,805,964
Renee M. Bacon SVP S&O & CMO	2023	482,917	—	514,284	150,501	434,046	—	109,616	1,691,364
	2022	458,751	—	435,071	133,796	501,919	—	103,061	1,632,598
	2021	442,917	—	420,420	128,000	354,998	—	90,143	1,436,478
Robert J. Chumley SVP & CDO	2023	468,750	—	471,427	150,501	421,313	—	96,795	1,608,786
	2022	454,167	—	466,148	133,796	496,904	—	95,005	1,646,020
	2021	444,167	—	462,462	140,800	356,000	—	87,774	1,491,203
Chris A. Click EVP Strategy, Growth & Innovation (formerly SVP Strategy & Development)	2023	466,667	—	471,427	150,501	419,440	—	87,952	1,595,987

(1)The amounts shown represent the grant date fair value of both PSU, RSU and dividend equivalent unit awards granted in 2021, 2022 and 2023 as computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, as more fully described in the Incentive Plans footnote to the consolidated financial statements included in our Annual Report on Form 10-K for the years ended December 31, 2021, December 31, 2022, and December 31, 2023. Amounts shown relating to PSUs and related dividend equivalent units were calculated based on the probable outcome of performance conditions as of the grant date, which was the target level, computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures. For the 2023 grant, if the maximum payout were shown for the PSUs and related dividend equivalent units, the expense amounts that would be recognized would be: $4,928,555 for Mr. Clyde, $1,071,425 for Ms.West, $514,284 for Ms. Bacon, $471,427 for Mr. Chumley, and $471,427 for Mr. Click, although the value of the actual payout to the NEO would depend on the stock price at the time of the payout. If the minimum payout were used, the amounts for PSUs and related dividend equivalent units would be reduced to zero. The RSUs and related dividend equivalent units generally vest three years from the date of grant of the RSUs. The PSUs and related dividend equivalent units vest three years from the date of grant of the PSUs based on the Company’s performance relative to two equally-weighted metrics, ROACE and TSR relative to its peers. There is no assurance that the value realized by the executive will be at or near the value included in the table.
(2)The amounts shown represent the grant date fair value as computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, as more fully described in the Incentive Plans footnote to our consolidated financial statements included in our Annual Report on Form 10-K for the years ended December 31, 2021, December 31, 2022, and December 31, 2023. Options granted generally vest in two equal installments on the second and third anniversaries of the grant date. The options are exercisable for a period of seven years from the date of grant. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by each NEO will be at or near the value disclosed.
(3)Amounts shown for 2023 reflect payments under our AIP, which were paid in March 2024. Amounts shown for 2022 reflect payments under our AIP, which were paid in February 2023. Amounts shown for 2021 reflect payments under our AIP, which were paid in February 2022.
(4)The amounts shown in this column reflect for Ms. West the annual change in accumulated benefits under her accounts in the Murphy Oil Supplemental Executive Retirement Plan (“Murphy Oil SERP”), liability for which was assumed by Murphy USA in connection with the Spin-Off. See Pension Benefits Table included on page 46 in this Proxy Statement for more information. There are no deferred compensation earnings reported in this column, as the Company’s non-qualified deferred compensation plans do not provide above-market or preferential earnings. See the 2023 Non-qualified Deferred Compensation Table included on page 47 in this Proxy Statement for more information. Where the annual change in accumulated benefits was negative, it was excluded from this column and from the Summary Compensation Table Total column.
(5)We offer limited perquisites to our NEOs which, together with Company contributions to our qualified savings and nonqualified defined contribution plans, comprise the All Other Compensation column. In 2023, the total amounts were as follows:

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 41

EXECUTIVE COMPENSATION | 2023 SUMMARY COMPENSATION TABLE

NAME	TOTAL CONTRIBUTION TO DC PLANS(a) ($)	TERM LIFE(b) ($)	OTHER(c) ($)

R. Andrew Clyde	295,953	540	101,741

Mindy K. West	170,846	540	33,339

Renee M. Bacon	85,988	540	23,088

Robert J. Chumley	84,888	540	11,367

Chris A. Click	77,212	540	10,200
(a)Company contributions to qualified and nonqualified defined contribution plans.
(b)Benefit attributable to Company-provided term life insurance policy.
(c)Amounts reported in this column for 2023 for our NEOs reflect payments made by the Company related to supplemental insurance premiums, contributions made by the company on the NEOs’ behalf to charitable organizations under the Company's gift matching program, as well as health and welfare benefits including annual executive physicals that are offered to all of our NEOs. For Mr. Clyde, the amount shown includes $57,891, for personal use of corporate aircraft based on the aggregate incremental cost to the Company. The aggregate incremental cost to the Company is calculated by multiplying, for each trip, the statutory miles times the 12-month average direct cost per statutory mile for the airplane used. The direct costs utilized in the calculation include: travel expenses for the aviation crew, communications expenses, landing fees, fuel and lubrication, contract maintenance and repairs, and the provision allocated for the overhaul of the engines. For Mr. Clyde and Ms.West, the amount shown includes contributions made on their behalf to charitable organizations under the Company’s gift matching program of $37,596 and $32,500, respectively. For Ms. Bacon, the amount shown includes the value associated with the personal use of a company vehicle.

EXECUTIVE COMPENSATION | GRANTS OF PLAN-BASED AWARDS IN 2023

Grants of Plan-Based Awards in 2023
The following table provides information regarding both equity and non-equity incentive plan awards granted to each NEO during 2023. All awards are described in more detail in the Compensation Discussion and Analysis section beginning on page 25 in this Proxy Statement.

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(4) ($)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

R. Andrew Clyde		946,576	1,893,152	3,786,304

	02/08/23				5,750	11,500	23,000				3,413,545

	02/08/23							5,750			1,515,010

	02/08/23								17,300	263.48	1,531,569

Mindy K. West		317,865	635,730	1,271,460

	02/08/23				1,250	2,500	5,000				742,075

	02/08/23							1,250			329,350

	02/08/23								3,800	263.48	336,414

Renee M. Bacon		169,021	338,042	676,084

	02/08/23				600	1,200	2,400				356,196

	02/08/23							600			158,088

	02/08/23								1,700	263.48	150,501

Robert J. Chumley		164,063	328,125	656,250

	02/08/23				550	1,100	2,200				326,513

	02/08/23							550			144,914

	02/08/23								1,700	263.48	150,501

Chris A. Click		163,334	326,667	653,334

	02/08/23				550	1,100	2,200				326,513

	02/08/23							550			144,914

	02/08/23								1,700	263.48	150,501
(1)Threshold and maximum awards are based on the provisions in our AIP. Actual awards earned can range from 0 to 200 percent of the target awards. The Committee retains the authority to make awards under the program and to use its judgment in adjusting awards downward. Actual payouts for 2023 are reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” included in this Proxy Statement.
(2)Threshold and maximum awards are based on the provisions of the PSU award agreements. Actual PSU awards earned can range from 0 to 200 percent of the target awards.
(3)Amounts reflect time-based RSUs, which generally cliff-vest three years after their grant date.
(4)The amounts in this column in respect of the RSUs, PSUs and stock option awards reflect their aggregate grant-date fair values, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The amounts in this column in respect of the PSUs were calculated based on the probable outcome of the performance condition as of the grant date, which is at the target level, in accordance with FASB ASC Topic 718. For option awards, these amounts represent the grant-date fair value of the option awards using a Black-Scholes-Merton based methodology. The actual value realized by each NEO for these annual equity awards depends on market prices at the time of exercise. There is no assurance that the value realized by each NEO will be at or near the value included in the table. Assumptions used in the calculation of these amounts are more fully described in the Incentive Plans footnote to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 43

EXECUTIVE COMPENSATION | OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2023

Outstanding Equity Awards at Fiscal Year End 2023
The following table illustrates outstanding Murphy USA annual equity awards (stock options, RSUs and PSUs) for each NEO as of December 31, 2023.

		OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE(1) (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION (MM/DD/YY) DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2) (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(3) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) ($)
R. Andrew Clyde	02/06/19	44,600	—	76.15	02/06/26
	02/05/20	35,600	—	106.72	02/05/27
	02/10/21	18,300	18,300	126.00	02/10/28
	02/09/22	—	25,900	181.18	02/09/29
	02/08/23	—	17,300	263.48	02/08/30
	02/10/21					9,409	3,354,873
	02/09/22					7,374	2,629,273
	02/08/23					5,780	2,060,917
	02/10/21					37,634(5)	13,418,779
	02/09/22							29,496	1,517,094
	02/08/23							23,120	8,243,667
Mindy K. West	02/06/19	12,100	—	76.15	02/06/26
	02/05/20	9,200	—	106.72	02/05/27
	02/10/21	4,550	4,550	126.00	02/10/28
	02/09/22	—	5,600	181.18	02/09/29
	02/08/23	—	3,800	263.48	02/08/30
	02/10/21					2,340	834,350
	02/09/22					1,566	558,373
	02/08/23					1,257	448,196
	02/10/21					9,356(5)	3,335,975
	02/09/22							6,264	2,233,492
	02/08/23							5,028	1,792,784
Renee M. Bacon	02/05/20	4,100	—	106.72	02/05/27
	02/10/21	2,000	2,000	126.00	02/10/28
	02/09/22	—	2,600	181.18	02/09/29
	02/08/23	—	1,700	263.48	02/08/30
	02/10/21					1,018	362,978
	02/09/22					708	252,444
	02/08/23					604	215,362
	02/10/21					4,068(5)	1,450,486
	02/09/22							2,832	1,009,778
	02/08/23							2,416	861,449
Robert J. Chumley	02/06/19	6,100	—	76.15	02/06/26
	02/05/20	4,600	—	106.72	02/05/27
	02/10/21	2,200	2,200	126.00	02/10/28
	02/09/22	—	2,600	181.18	02/09/29
	02/08/23	—	1,700	263.48	02/08/30
	02/10/21					1,119	398,991
	02/09/22					758	270,272
	02/08/23					553	197,178
	02/10/21					4,474(5)	1,595,249
	02/09/22							3,032	1,081,090
	02/08/23							2,212	788,711

EXECUTIVE COMPENSATION | OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2023

		OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE(1) (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION (MM/DD/YY) DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2) (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(3) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) ($)
Chris A. Click	02/10/21	—	1,700	126.00	02/20/28
	02/09/22	—	2,400	181.18	02/09/29
	02/08/23	—	1,700	263.48	02/08/30
	02/10/21					865	308,424
	02/09/22					708	252,444
	02/08/23					553	197,178
	02/10/21					3,458(5)	1,232,984
	02/09/22							2,832	1,009,778
	02/08/23							2,212	788,711
(1)Stock options vest 50 percent on the two-year anniversary of the original grant date with the remaining 50 percent vesting on the three-year anniversary of the original grant date. All options expire seven years after the original grant date.
(2)RSUs generally vest on the three-year anniversary of the date on which they were originally granted.
(3)Value was determined based on a December 29, 2023 closing stock price of $356.56 per share.
(4)The amounts shown represent the number of outstanding PSUs that remain subject to performance conditions. These numbers represent PSUs that each NEO would receive assuming the performance conditions are achieved at maximum (200 percent). The actual numbers of PSUs earned at the end of the performance period will be based on Company performance. To the extent earned, these outstanding PSUs will cliff-vest on the three-year anniversary of the grant date once results have been certified.
(5)Reflects the number of PSUs determined to be earned for the performance period ended December 31, 2023, which were vested and settled early in 2024.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 45

EXECUTIVE COMPENSATION | OPTION EXERCISES AND STOCK VESTED IN 2023

Option Exercises and Stock Vested in 2023
The following table summarizes the value received by each NEO from stock option exercises and stock grants that vested during 2023.

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE(1) ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING(2) ($)

R. Andrew Clyde	38,400	9,444,864	47,905	12,528,978

Mindy K. West	—	—	24,974	7,203,942

Renee M. Bacon	—	—	5,575	1,458,075

Robert J. Chumley	6,700	1,446,128	6,335	1,656,844

Chris A. Click	1,700	296,820	—	—
(1)The value shown reflects the pre-tax gain realized upon the exercise of options, which is the difference between the fair market value on the date of exercise and the exercise price of the options.
(2)The amounts shown in this column reflect the pre-tax gain realized upon vesting of RSUs and PSUs, which is the fair market value of the shares on the date of vesting.
2023 Pension Benefits Table
The following table presents the value of the frozen accrued benefits of the NEOs under the defined benefit portion of the Murphy Oil SERP, liability for which was assumed by Murphy USA in connection with the Spin-Off. Murphy Oil remains responsible for all accrued benefits to our NEOs under the tax-qualified Murphy Oil Retirement Plan.

NAME	PLAN NAME(1)	NUMBER OF YEARS OF CREDITED SERVICE(2) (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)	PAYMENTS DURING LAST FISCAL YEAR ($)

R. Andrew Clyde	—	—	—	—

Mindy K. West	Murphy USA Supplemental Executive Retirement Plan	17.247	754,157	—

Renee M. Bacon	—	—	—	—

Robert J. Chumley	—	—	—	—

Chris A. Click	—	—	—	—
(1)Liabilities for benefits accrued for NEOs and other executive employees under the defined contributions portion of the Murphy Oil SERP were transferred to the Murphy USA SERP effective on the date of the Spin-Off and are included in the “2023 Non-Qualified Deferred Compensation Table” that follows.
(2)The number of years of credited service reflects the frozen number of years of service credited under the Murphy Oil SERP through the date of the Spin-Off.
The accrued benefits presented above are based on a final-average-earning calculation. Frozen final average earnings which could not be included under a tax-qualified retirement plan were as follows: Ms. West, $286,153. The following assumptions were used in determining the present value amounts at December 31, 2023:
•Discount Rate – 5.33%
•Mortality Table – Pri-2012 White Collar Amount- Weighted Mortality Table projected generationally with MP-2021 mortality improvement scale
•Assumed retirement date at age 62

EXECUTIVE COMPENSATION | 2023 NON-QUALIFIED DEFERRED COMPENSATION TABLE

2023 Non-Qualified Deferred Compensation Table
The following table includes the value of the accrued benefits of the NEOs under the defined contribution portion of the Murphy Oil SERP, liability for which was assumed by Murphy USA in connection with the Spin-Off, as well as the benefits accrued by the NEOs under the Murphy USA SERP from the date of the Spin-Off, through December 31, 2023.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR(1) ($)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR(2) ($)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE(2) ($)

R. Andrew Clyde	291,862	254,803	1,701,120	—	9,817,790
Mindy K. West	59,834	128,846	286,247	—	1,888,055
Renee M. Bacon	289,461	44,838	175,623	—	1,299,447
Robert J. Chumley	89,007	43,738	96,766	—	791,475
Chris A. Click	7,000	36,062	7,685	—	74,374
(1)The executive contributions in the last fiscal year have been included in the “Salary” column for the NEO in the 2023 Summary Compensation Table.
(2)The registrant contributions in the last fiscal year have been included in the “All Other Compensation” for the NEO in the 2023 Summary Compensation Table.
Potential Payments Upon Termination or Termination in Connection with a Change-in-Control
The Company does not have employment, CIC or termination agreements with its NEOs other than the SPA with the CEO, which was inherited by Murphy USA in connection with the Spin-Off from prior parent Murphy Oil. Effective with annual equity awards granted in 2023, in the event of a CIC, all outstanding equity awards which are assumed or replaced by the acquiring entity will not vest unless the award recipient also experiences a qualifying termination within two years of a CIC commonly referred to as a "modified double-trigger" basis. However, for awards granted prior to 2023, upon a CIC, all outstanding equity awards shall vest and become immediately exercisable or payable, or have all restrictions lifted that apply to the type of award, with any performance-based awards being be paid at the target level of performance.
The SPA with Mr. Clyde provides certain severance benefits if Mr. Clyde’s employment is terminated within 24 months following a CIC. If his employment is terminated by Murphy USA without “Cause” or by Mr. Clyde for “Good Reason” within this 24-month window, Mr. Clyde will be entitled to his earned but unpaid compensation, a lump-sum severance payment equal to three times the sum of his base salary and the average of his last three annual bonuses prior to the termination date (or, if higher, prior to the CIC), accelerated vesting of his outstanding equity-based awards (provided that any performance-based awards be paid assuming the target level of performance) and continued life, accident and health insurance benefits for 36 months. Mr. Clyde will not be entitled to any “golden parachute” excise tax gross-up payments. The SPA provides for an excise tax cut back to reduce payments to a level such that the excise tax under Sections 280G and 4999 of the IRC will not apply (unless Mr. Clyde would receive a greater amount of severance benefits on an after-tax basis without a cutback, in which case the cutback will not apply). Pursuant to the SPA, Mr. Clyde will be subject to a non-disclosure covenant and non-solicitation and non-competition restrictive covenants for 12 months following any such termination.
Pursuant to the terms of the applicable annual equity award agreements, the NEOs are entitled to accelerated vesting of all or a portion of their outstanding annual equity awards in the event of certain qualifying terminations of employment outside the context of a CIC. These termination provisions are consistent with the termination provisions included in annual equity awards with non-NEO award recipients. In the event of an NEO’s involuntary termination without cause, RSUs granted in 2023 will accelerate on a pro-rata basis and all other unvested annual equity awards (including options, PSUs and RSUs granted prior to 2023) will be forfeited. In the event of an NEO’s termination due to death or disability, (i) RSUs granted in 2023 will accelerate in full and all other unvested RSUs (including those granted prior to 2023) will accelerate on a pro-rata basis, (ii) PSUs will vest on a pro-rata basis, subject to actual performance measured at the end of the applicable performance period, and (iii) stock options granted in 2023 will accelerate in full and all other unvested stock options (including unvested stock

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 47

EXECUTIVE COMPENSATION	|	POTENTIAL PAYMENTS UPON TERMINATION OR TERMINATION IN CONNECTION WITH A CHANGE-IN-CONTROL

options granted prior to 2023) will be forfeited. In the event of an NEO’s retirement, then (i) RSUs granted in 2023 will accelerate in full (so long as such retirement is more than one year from the grant date (or else the award is forfeited), and all other unvested RSUs (including RSUs granted prior to 2023) will accelerate on a pro-rata basis, (ii) PSUs will vest on a pro-rata basis, subject to actual performance measured at the end of the applicable performance period, and (iii) stock options granted in 2023 will accelerate in full (so long as such retirement is more than one year from the grant date (or else the award is forfeited)) and all other unvested stock options (including unvested stock options granted prior to 2023) will be forfeited.
The Company has no other agreement, contract, plan or arrangement, written or unwritten, that provides for potential payments to any other NEOs upon termination or a CIC.

EXECUTIVE COMPENSATION | 2023 PAY RATIO DISCLOSURE

The following table presents estimated amounts that would have been payable to our NEOs if the described event had occurred on December 31, 2023, the last business day of the last fiscal year. Benefits that would be available generally to all salaried employees are not included in the amounts shown.

NAME	CATEGORY	CHANGE OF CONTROL (NO QUALIFIED TERMINATION) ($)	QUALIFIED TERMINATION WITH A CHANGE OF CONTROL ($)	DEATH OR DISABILITY ($)	RETIREMENT ($)	TERMINATION WITHOUT CAUSE ($)

R. Andrew Clyde	Severance(1)	—	10,838,192	—	—	—
	Non-Equity Compensation(2)	2,430,808	2,430,808	2,430,808	2,430,808	2,430,808
	Unvested & Accelerated(3)
	Full Value Awards	17,591,669	24,133,412	18,143,933	16,082,995	629,685
	Stock Options	8,761,590	10,371,874	1,610,284	—	—
Mindy K. West	Non-Equity Compensation(2)	816,277	816,277	816,277	—	816,277
	Unvested & Accelerated(3)
	Full Value Awards	4,177,185	5,521,042	4,223,923	—	136,919
	Stock Options	2,031,176	2,384,880	353,704	—	—
Renee M. Bacon	Non-Equity Compensation(2)	434,046	434,046	434,046	—	434,046
	Unvested & Accelerated(3)
	Full Value Awards	1,844,356	2,489,407	1,887,640	—	65,607
	Stock Options	917,108	1,075,344	158,236	—	—
Robert J. Chumley	Non-Equity Compensation(2)	421,313	421,313	421,313	—	421,313
	Unvested & Accelerated(3)
	Full Value Awards	2,007,180	2,598,476	1,999,453	—	60,259
	Stock Options	963,220	1,121,456	158,236	—	—
Chris A. Click	Non-Equity Compensation(2)	419,440	419,440	419,440	—	419,440
	Unvested & Accelerated(3)
	Full Value Awards	1,681,154	2,272,451	1,700,712	—	60,259
	Stock Options	812,864	971,100	158,236	—	—
(1)Represents three times the sum of base salary, the average of his last three bonus payouts and the cost of Company-provided term life insurance policy. Mr. Clyde does not participate in our health insurance program.
(2)Non-equity compensation is calculated under the terms of the AIP. Although actual awards, if any, are subject to attaining certain performance-based targets, for purposes of this table, non-equity compensation is calculated based on actual awards earned in 2023.
(3)Reflects accelerated vesting of unvested equity awards under the applicable scenario, as described in more detail above.
2023 Pay Ratio Disclosure
Pay Ratio
In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2023:
•the median of the annual total compensation of all of our employees (except our Chief Executive Officer) was $19,314; our median employee is a part-time store employee;
•the annual total compensation of our Chief Executive Officer was $10,558,129; and
•the ratio of these two amounts was 547 to 1; we believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.
SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
Methodology for Identifying Our “Median Employee"
To identify the median of the annual total compensation of all of our employees (other than our

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 49

PAY VERSUS PERFORMANCE

Chief Executive Officer), we first identified our total employee population from which we determined our “median employee.” We selected our "median employee" as of December 31, 2023, from our employee population of approximately 15,667 individuals. As a marketer of retail motor fuel products and convenience merchandise through retail stores, over one-half of our employee population on this date was comprised of part-time employees.
To identify our “median employee” from our total employee population, we compared our employees’ total cash compensation for 2023 (which included base wages and any additional cash awards). In making this determination, we annualized the compensation of full-time and part-time employees who were hired in 2023 but did not work for us for the entire fiscal year. We identified our “median employee” using this compensation measure, which was consistently applied to all our employees included in the calculation.
Determination of Annual Total Compensation of Our “Median Employee” and Our CEO
Once we identified our “median employee,” we then calculated such employee’s annual total compensation for 2023 using the same methodology we used for purposes of determining the annual total compensation of our NEOs for 2023 (as set forth in the 2023 Summary Compensation Table on page 41 of this Proxy Statement).
Our CEO’s annual total compensation for 2023 for purposes of the Pay Ratio Rule is equal to the amount reported in the “Total” column in the 2023 Summary Compensation Table.
Pay Versus Performance
The following table sets forth the compensation for our Principal Executive Officer (“PEO” or “CEO”) and the average compensation for our four other NEOs (non-PEO NEOs), both as reported in the Summary Compensation Table (“SCT”) and with certain adjustments to reflect the “compensation actually paid” (“CAP”) to such individuals, as defined under SEC rules, for of the years ended December 31, 2023, 2022, 2021 and 2020. The table also provides information on our cumulative total stockholder return (“TSR”), the cumulative TSR of our peer group, Net Income and our Company Selected Measure, Adjusted EBITDA, over these years in accordance with SEC rules.
Murphy USA’s compensation program is focused on aligning pay with performance. Adjusted EBITDA, which encompasses all the moving parts of our business, serves as the largest component of the AIP, and half of our PSU program, and is a driving factor in ROACE. For detail on our executive compensation programs, see the Compensation Discussion and Analysis section beginning on page 25.
CAP, like compensation disclosed in the Summary Compensation Table, does not necessarily reflect the target value of compensation as approved by our Executive Compensation Committee or value of compensation realized by our executives based on Company and individual performance. Our Executive Compensation Committee has not used CAP as a basis for making compensation decisions. In addition, a significant portion of the CAP amounts shown relate to changes in values of unvested awards since they were awarded due to changes in our stock price. These unvested awards remain subject to significant risk from forfeiture conditions and possible future changes in value based on changes in our stock price. As described in detail in the Compensation Discussion and Analysis, our PSUs are subject to multi-year performance conditions tied to two performance metrics and all of our annual equity awards are subject to time vesting conditions. The ultimate values actually realized by our NEOs from unvested annual equity awards, if any, will not be determined until the awards fully vest. Please refer to the Compensation Discussion and Analysis for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.

PAY VERSUS PERFORMANCE

					VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1) ($)	COMPENSATION ACTUALLY PAID TO PEO(2) ($)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(3) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs(4) ($)	TOTAL SHAREHOLDER RETURN(5) ($)	PEER GROUP TOTAL SHAREHOLDER RETURN(5) ($)	NET INCOME (IN MILLIONS)(6) ($)	ADJUSTED EBITDA (IN MILLIONS)(7) ($)

2023	10,558,129	24,863,240	2,034,908	4,042,881	308.75	168.04	556.8	1,058.5
2022	10,357,375	30,079,550	2,014,941	4,755,789	242.30	138.26	672.9	1,190.9
2021	8,638,157	26,515,786	1,929,664	3,839,836	171.82	202.49	396.9	828.0
2020	8,240,299	15,114,368	1,837,547	2,664,564	112.06	141.63	386.1	722.8

(1)Compensation for our PEO, R. Andrew Clyde, reflects the amounts reported in the “Summary Compensation Table” for the respective years.
(2)The dollar amounts shown in this column reflect “compensation actually paid” for the PEO calculated in accordance with SEC rules. As required, the dollar amounts include (among other items) unpaid amounts of equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid to the individual during the applicable years. The adjustments made to Mr. Clyde’s total compensation for each year to determine CAP are shown in tables below. For information regarding the decisions made by our Executive Compensation Committee in regards to the Mr. Clyde’s compensation for fiscal year 2023, see the Compensation Discussion and Analysis section beginning on page 25.
PEO – Reconciliation of SCT Total to CAP Total(a)

YEAR	SCT TOTAL ($)	MINUS: GRANT DATE FAIR VALUE OF AWARDS GRANTED DURING YEAR(b) ($)	PLUS: FAIR VALUE OF EQUITY CALCULATED USING SEC METHODOLOGY(c) ($)	MINUS: CHANGE IN ACTUARIAL VALUE OF PENSION BENEFITS DURING YEAR ($)	CAP TOTAL ($)

2023	10,558,129	6,460,124	20,765,235	—	24,863,240
2022	10,357,375	5,869,983	25,592,158	—	30,079,550
2021	8,638,157	5,060,085	22,937,714	—	26,515,786
2020	8,240,299	4,366,338	11,240,407	—	15,114,368

(a)As shown in these tables, the CAP totals represent the SCT totals for the applicable year, but adjusted as required by SEC rules to (1) include the fair value of current and prior year annual equity awards that are outstanding, vested or forfeited during the applicable year, instead of the grant date value of awards granted during the applicable year, and (2) exclude any positive aggregate change in the actuarial present value of all defined benefit pension plan benefits for the applicable year. We note the SEC rules also require CAP to include any actuarially determined service cost or prior service cost under pension plans for services rendered by the executive during the applicable year. However, our PEO has never participated in any pension plans while with the Company.
(b)Represents the total of the amounts reported in Stock Awards and Option Awards columns of the SCT for the applicable year.
(c)The fair value of equity component of the CAP calculation was determined in accordance with SEC methodology for this disclosure. Unlike the SCT on page 41, which requires us to show the grant date value of annual equity awards granted during the applicable year, the CAP table requires us to calculate equity fair value as follows:
•for awards granted during the applicable year (and which are still outstanding and unvested), the year-end fair value; plus
•for awards granted during prior years that were still outstanding and unvested as of the applicable year-end, the change in fair value as of the applicable year-end compared against the prior year-end; plus
•for awards granted in prior years that vested during the applicable year, the change in fair value as of the vesting date compared against the prior year-end; plus
•for any awards granted in the applicable year that vested during the applicable year, the fair value as of the vesting date; plus
•the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year; minus
•for awards granted in prior years that were forfeited during the applicable year, the fair value as of the prior year-end.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 51

PAY VERSUS PERFORMANCE

PEO – CAP Fair Value of Equity Calculation

YEAR	YE FAIR VALUE OF CURRENT YEAR AWARDS UNVESTED AS OF YE ($)	PLUS: CHANGE IN FAIR VALUE AS OF YE FOR PRIOR YEAR AWARDS UNVESTED AS OF YE ($)	PLUS: CHANGE IN FAIR VALUE AS OF VESTING DATE FOR PRIOR YEAR AWARDS THAT VESTED DURING THE YEAR ($)	PLUS: FAIR VALUE AS OF VESTING DATE FOR CURRENT YEAR AWARDS THAT VESTED DURING THE YEAR ($)	PLUS: DIVIDEND EQUIVALENTS PAID DURING THE YEAR NOT OTHERWISE INCLUDED IN TOTAL COMPENSATION ($)	MINUS: FAIR VALUE AS OF PRIOR YE FOR PRIOR YEAR AWARDS FORFEITED DURING THE YEAR ($)	VALUE OF EQUITY FOR CAP PURPOSES ($)

2023	12,282,968	9,574,342	(1,264,654)	—	172,579	—	20,765,235
2022	13,688,240	13,509,920	(1,701,122)	—	95,120	—	25,592,158
2021	11,894,697	11,368,046	(333,974)	—	8,945	—	22,937,714
2020	6,923,704	3,916,631	400,072	—	—	—	11,240,407

(3)Reflects the average total compensation for non-PEO NEOs as calculated in the SCT for each of the years shown. Our non-PEO NEOs included in the table above includes the following named executive officers: (i) in 2023 Mindy K. West, Renee M. Bacon, Robert J. Chumley and Chris A. Click, (ii) in 2022 Mindy K. West, Renee M. Bacon, Robert J. Chumley and Blake H. Segal and (iii) in 2021, Mindy K. West, Terry P. Hatten, Renee M. Bacon, Robert J. Chumley, and John A. Moore and (iv) in 2020, Mindy K. West, Renee M. Bacon, Robert J. Chumley and John A. Moore.
(4)The dollar amounts shown in this column reflect average “compensation actually paid” for the non-PEO NEOs calculated in accordance with SEC rules. As required, the dollar amounts include (among other items) unpaid amounts of equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid to the individual during the applicable years. The adjustments made to the non-PEO NEOs total compensation for each year to determine CAP are shown in tables below. For information regarding the decisions made by our Executive Compensation Committee in regards to the non-PEO NEOs compensation for fiscal year 2023, see the Compensation Discussion and Analysis section beginning on page 25.
Non-PEO NEOs (Average) – Reconciliation of SCT Total to CAP Total(a)

YEAR	SCT TOTAL ($)	MINUS: GRANT DATE FAIR VALUE OF AWARDS GRANTED DURING YEAR(b) ($)	PLUS: FAIR VALUE OF EQUITY CALCULATED USING SEC METHODOLOGY(c) ($)	MINUS: CHANGE IN ACTUARIAL VALUE OF PENSION BENEFITS DURING YEAR ($)	CAP TOTAL ($)

2023	2,034,908	829,120	2,853,777	16,684	4,042,881
2022	2,014,941	746,020	3,486,868	—	4,755,789
2021	1,929,664	684,245	2,595,545	1,128	3,839,836
2020	1,837,547	663,051	1,562,894	72,826	2,664,564

(a)The CAP total figures were calculated using the same methodology described above in footnote (a) to the PEO “Reconciliation of SCT Total to CAP Total” tables shown above. The aggregate change in actuarial present value of accumulated benefit under pension plans reflects the amount reported for the applicable year in the SCT; the amounts shown reflect the annual change in accumulated benefits for the applicable non-PEO NEOs’ accounts in the Murphy Oil Supplemental Executive Retirement Plan (“Murphy Oil SERP”), liability for which was assumed by Murphy USA in connection with the Spin-Off. However, given that the Murphy Oil SERP has been frozen, there is no applicable service cost or prior service cost to report under the plan.
(b)Represents the average total of the amounts reported in the Stock Awards and Option Awards columns of the SCT for these NEOs for the applicable year.
(c)The fair value of equity component of the CAP calculation was determined using the same methodology described above in footnote (c) to the PEO “Reconciliation of SCT Total to CAP Total” table shown above, using averages for the included non-PEO NEOs. The specific calculations for the included non-PEO NEOs for the relevant years are shown in the table below.

PAY VERSUS PERFORMANCE

Non-PEO NEOs (Average) – CAP Fair Value of Equity Calculation

YEAR	YE FAIR VALUE OF CURRENT YEAR AWARDS UNVESTED AS OF YE ($)	PLUS: CHANGE IN FAIR VALUE AS OF YE FOR PRIOR YEAR AWARDS UNVESTED AS OF YE ($)	PLUS: CHANGE IN FAIR VALUE AS OF VESTING DATE FOR PRIOR YEAR AWARDS THAT VESTED DURING THE YEAR ($)	PLUS: FAIR VALUE AS OF VESTING DATE FOR CURRENT YEAR AWARDS THAT VESTED DURING THE YEAR ($)	PLUS: DIVIDEND EQUIVALENTS PAID DURING THE YEAR NOT OTHERWISE INCLUDED IN TOTAL COMPENSATION ($)	MINUS: FAIR VALUE AS OF PRIOR YE FOR PRIOR YEAR AWARDS FORFEITED DURING THE YEAR ($)	VALUE OF EQUITY FOR CAP PURPOSES ($)

2023	1,576,396	1,290,150	(51,915)	—	39,146	—	2,853,777
2022	1,740,793	1,951,451	(217,606)	—	12,230	—	3,486,868
2021	1,389,396	1,583,283	(48,393)	—	1,346	330,087	2,595,545
2020	1,051,474	665,982	(154,562)	—	—	—	1,562,894

(5)Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on December 31, 2019, the last trading day before the earliest fiscal year reported in this table. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the S&P 500 Retail Select Industry Index calculated in accordance with Item 201(e) of Regulation S-K. The separate peer group used by the Compensation Committee for purposes of determining compensation paid to our executive officers is described on page 30.
(6)Reflects “Net Income” in the Company’s Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2023, 2022, 2021 and 2020.
(7)Adjusted EBITDA is computed by adding net income (loss) plus net interest expense, plus income tax expense, depreciation and amortization, and Adjusted EBITDA adds back (i) other non-cash items (e.g., impairment of properties and accretion of asset retirement obligations) and (ii) other items that management does not consider to be meaningful in assessing our operating performance (e.g., (income/loss) from discontinued operations, net settlement proceeds, (gain) loss on sale of assets, transaction and integration costs related to acquisitions and other non-operating (income) expense). Please refer to the reconciliation in Appendix A.
Required Tabular Disclosure of Most Important Measures Linking Compensation Actually Paid During 2023 to Company Performance
The following table sets forth an unranked list of the financial performance measures that we view as the “most important” measures used to determine our PEO’s and non-PEO NEOs’ Compensation Actually Paid. For additional information illustrating the link between pay and performance at Murphy USA, please see the Compensation Discussion and Analysis beginning on page 25.

Performance Measure

Adjusted EBITDA
Relative TSR
Return on Average Capital Employed
Fuel Volume
Fuel Margin Contribution
Merchandise Margin Contribution
Coverage Ratio
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our non-PEO NEOs, with (i) our TSR, (ii) our Net Income, and (iii) Adjusted EBITDA, which is our Company Selected Measure, for the fiscal years ended December 31, 2023, 2022, 2021 and 2020. In addition, the graphs below compare our TSR with our Peer Group TSR. Our performance has positively impacted our share price and as a result, compensation actually paid amounts for the PEO and non-PEO NEOs were higher in 2021 and 2022 as equity incentives, which comprise the largest portion of compensation for our executives, increase in value with the corresponding increase in the underlying stock price. For additional information illustrating how we link pay and performance at Murphy USA, please see the Compensation Discussion and Analysis beginning on page 25.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 53

PAY VERSUS PERFORMANCE

Compensation Actually Paid vs. MUSA and Peer TSR
Compensation Actually Paid ($000s)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Value of Fixed $100 Investment
$350
$300
$250
$200
$150
$100
$50
$0
2020
2021
2022
2023
Fiscal Year
CEO Pay
Average Other NEOs
MUSA TSR
Peer TSR

Compensation Actually Paid vs. Net Income
Compensation Actually Paid ($000s)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$800
$700
$600
$500
$400
$300
$200
$100
$0
Net Income ($M)
2020
2021
2022
2023
Fiscal Year
CEO Pay
Average Other NEOs
Net Income

PAY VERSUS PERFORMANCE

Compensation Actually Paid vs. Adjusted EBITDA*
Compensation Actually Paid ($000s)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Adjusted EBITDA ($M)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2020
2021
2022
2023
Fiscal Year
CEO Pay
Average Other NEOs
Adjusted EBITDA

*Please refer to the reconciliation in Appendix A.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 55

PROPOSAL 4	AMEND THE CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING STANDARDS

Background
Nearly all matters submitted to a vote of stockholders can be approved by a simple majority vote of stockholders. However, our Certificate of Incorporation and Bylaws currently provide that the affirmative vote of the holders of not less than 66 2/3% of the total voting power of all outstanding securities of Murphy USA generally entitled to vote in the election of directors, voting together as a single class (the “66 2/3% Threshold”), is required to amend, alter or repeal certain provisions of our Certificate of Incorporation and for stockholders to amend any provision within our Bylaws.
In particular, pursuant to Article 9 of the Company’s Certificate of Incorporation, without achieving the 66 2/3% Threshold, stockholders cannot amend, alter or repeal the sections of the Company’s Certificate of Incorporation that pertain to: the voting rights of the common stock and any preferred stock (Article 4 Section B); the Bylaws (Article 5); the powers, size, election, removal and other matters concerning the Board (Article 6); or stockholder meetings and the rights of stockholders as it relates to special meetings and actions by written consent (Article 7). In addition, Article 5 of the Company’s Certificate of Incorporation imposes the 66 2/3% Threshold for stockholders to amend, alter or repeal any section of the Company’s Bylaws.
Rationale and Proposed Change
After a review of evolving corporate governance practices and in response to the stockholder proposal (Proposal 7), our Board has approved and declared that it is advisable and in the best interests of the Company and its stockholders to adopt an amendment to the Certificate of Incorporation and recommend that stockholders approve this proposal. As proposed, Article 5 would be amended to change the voting standard that applies with respect to stockholder amendments to the Bylaws from the 66 2/3% Threshold to majority of the total voting power of all outstanding securities of the Company generally entitled to vote in the election of directors, voting together as a single class (the "Majority of Outstanding Threshold"). In addition, Article 9 would be amended so that all provisions of the Certificate of Incorporation could be amended by stockholders upon achieving the Majority of Outstanding Threshold. As required by Delaware law, any amendments to the Certificate of Incorporation also require the approval of the Board.
The Board has also unanimously adopted a resolution to amend the Bylaws to replace the 66 2/3% Threshold voting requirements in Section 6.07 thereof with a Majority of Outstanding Threshold. The effectiveness of the amendment to Section 6.07 of the Bylaws is contingent upon the effectiveness of the amendments contemplated by this Proposal 4.
If this proposal is adopted, then in the future the stockholders may amend our Bylaws, and amendments to the Certificate of Incorporation may be approved and adopted by stockholders, if the action is approved by the Majority of Outstanding Threshold.
Certificate of Incorporation Amendment
The Board proposes to amend the Certificate of Incorporation by changing the 66 2/3% Threshold in Article 5 and Article 9 to the Majority of Outstanding Threshold, as set forth in Appendix B hereto. For Proposal 4, the affirmative vote of holders of not less than 66 2/3% of the total voting power of all outstanding securities of Murphy USA generally entitled to vote in the election of directors, voting together as a single class, is required for approval.
The foregoing description of the amendment to the Certificate of Incorporation pursuant to this proposal is qualified in its entirety by reference to the full text of Appendix B. Appendix B also includes the amendments to the Company’s Bylaws that would become effective upon the effectiveness of the amendments contemplated by this Proposal 4. The Board reserves the ability to abandon these amendments before they become effective, even if approved by the stockholders, provided the Board publicly discloses that action.
Stockholders are also asked to consider Proposals 5 and 6, which relate to amendments to the Certificate of Incorporation to eliminate the default supermajority voting standard concerning certain business combinations and limit certain liability of officers as permitted by Delaware law, respectively. Proposals 4, 5 and 6 are independent of each other. If Proposals 4, 5 and 6 are each approved by the stockholders, then the Company

PROPOSAL 4	AMEND THE CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING STANDARDS

intends to file a certificate of amendment to our Certificate of Incorporation that implements all of the amendments contemplated by Appendix B, C and D. If only one or two, but not all, of these proposals are approved by the stockholders, then we will file a certificate of amendment that implements only the amendments to our Certificate of Incorporation that were approved by stockholders.
THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING STANDARDS.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 57

PROPOSAL 5	AMEND CERTIFICATE OF INCORPORATION TO ELIMINATE THE DEFAULT SUPERMAJORITY VOTING STANDARD CONCERNING CERTAIN BUSINESS COMBINATIONS

Background
As discussed in Proposal 4, nearly all matters submitted to a vote of stockholders can be approved by a simple majority vote of stockholders. However, because our Certificate of Incorporation is silent with respect to certain business combinations, we are subject to a default provision under Section 203 of the Delaware General Corporation Law (the “DGCL”). Section 203 requires a supermajority stockholder vote for certain business combinations between the Company and an "interested stockholder," which is defined to include a person who acquires ownership of 15% or more of the Company's voting stock, unless the Board approves either the business combination or the person's 15% or more stock acquisition before the person becomes an interested stockholder. When the interested stockholder supermajority vote applies, the business combination must be approved by the holders of at least two-thirds of the voting stock of the Company that is not owned by the interested stockholder (the "DGCL Threshold").
Rationale and Proposed Change
After a review of evolving corporate governance practices and in response to the stockholder proposal (Proposal 7), our Board has approved and declared that it is advisable and in the best interests of the Company and its stockholders to amend the Certificate of Incorporation to remove the DGCL Threshold described above and to change the voting standard that applies to certain business combinations with interested stockholders to a majority of the outstanding voting stock of the Company that is not owned by the interested stockholder. If this proposal is approved, provisions that are substantially similar to Section 203 will be added to the Certificate of Incorporation, except that the DGCL Threshold will be replaced by a provision requiring an approval by a majority of the outstanding voting stock of the Company that is not owned by the interested stockholder.
Certificate of Incorporation Amendment
The Board proposes to amend the Certificate of Incorporation by adding Article 10. The affirmative vote by a majority of all outstanding common stock of Murphy USA entitled to vote thereon is required for approval.

The foregoing description of the amendment to the Certificate of Incorporation in this Proposal 5 is qualified in its entirety by the full text of the amendment, which is included in Appendix C hereto. The Board reserves the ability to abandon this amendment before it becomes effective, even if approved by the stockholders, provided that the Board publicly discloses that action.

Stockholders are also asked to consider Proposals 4 and 6, which relate to amendments to the Certificate of Incorporation to eliminate supermajority voting standards and limit certain liability of officers as permitted by Delaware law, respectively. Proposals 4, 5 and 6 are independent of each other. If Proposals 4, 5 and 6 are each approved by the stockholders, then the Company intends to file a certificate of amendment to our Certificate of Incorporation that implements all of the amendments contemplated by Appendix B, C and D. If only one or two, but not all, of these proposals are approved by the stockholders, then we will file a certificate of amendment that implements only the amendments to our Certificate of Incorporation that were approved by stockholders.
THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION TO ELIMINATE THE DEFAULT SUPERMAJORITY VOTING STANDARD CONCERNING CERTAIN BUSINESS COMBINATIONS.

PROPOSAL 6	AMEND CERTIFICATE OF INCORPORATION TO LIMIT CERTAIN LIABILITY OF OFFICERS AS PERMITTED BY DELAWARE LAW

Background
As permitted by Section 102(b)(7) of the DGCL, Article 8, Section (A) of our Certificate of Incorporation provides that, to the fullest extent permitted by the DGCL, no director of Murphy USA will be liable to Murphy USA or its stockholders for monetary damages for a breach of the fiduciary duty of care. Pursuant to and consistent with Section 102(b)(7) of the DGCL, our exculpation provision does not eliminate the liability for any breach of the duty of loyalty to Murphy USA or its stockholders, any acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, or any transaction from which a director derived an improper personal benefit.
Effective August 2022, Section 102(b)(7) of the DGCL was amended to authorize corporations to adopt a provision in their certificates of incorporation to extend the same exculpation of liability to certain officers, which include: (a) the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, (b) “named executive officers” identified in a corporation’s filings with this SEC, and (c) others who have agreed to be identified as officers of the corporation for purposes of the Delaware long-arm jurisdiction statute.
Rationale and Proposed Change
After a review of evolving corporate governance practices, our Board has approved and declared that it is advisable and in the best interests of the Company and its stockholders to amend the Certificate of Incorporation pursuant to and consistent with Section 102(b)(7) of the DGCL to provide for the elimination of monetary liability of certain officers of Murphy USA in certain limited circumstances (the “Exculpation Amendment”). The Board believes that there is a benefit to providing Murphy USA’s current and future officers with protection from certain liabilities and expenses that might otherwise dissuade them from accepting or continuing their position. Officers, like directors, must make time-sensitive and sometimes challenging decisions, which can create a risk of investigations, claims or suits to impose liability when evaluated in hindsight. Pursuant to and consistent with Section 102(b)(7) of the DGCL as currently in effect, the Exculpation Amendment will generally align the protections available to officers with those available to directors, however, it will not apply to any claim brought by or on behalf of Murphy USA (such as derivative claims) and instead will only apply to direct claims brought by stockholders. The Board considered the narrow class and type of claims for which officers’ liability would be eliminated and concluded that the Exculpation Amendment will not negatively impact stockholder rights. Finally, Murphy USA is not proposing the Exculpation Amendment in anticipation of any specific litigation confronting Murphy USA or its officers.
When considering the recommendation of the Board that our stockholders approve this proposal, our stockholders should be aware that certain directors and executive officers of the Company, such as our President and Chief Executive Officer and our other “named executive officers”, have interests in the proposal that may be different from, or in addition to, the interests of our stockholders more generally because they will receive the liability exculpation protections afforded by the Exculpation Amendment if it is adopted. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Exculpation Amendment.
Certificate of Incorporation Amendment
The Board proposes to amend Article 8, Section (A) of the Certificate of Incorporation to eliminate the monetary liability of certain officers of Murphy USA to the fullest extent permitted by the DGCL. The affirmative vote by a majority of all outstanding common stock of Murphy USA entitled to vote thereon is required for approval.
The foregoing description of the Exculpation Amendment described within this Proposal 6 is qualified in its entirety by the full text of the amendment, which is included in Appendix D hereto. The Board reserves the ability to abandon these amendments before they become effective, even if approved by the stockholders, provided that the Board publicly discloses that action.
Stockholders are also asked to consider Proposals 4 and 5, which relate to amendments to the Certificate of Incorporation to eliminate supermajority voting standards and to eliminate the default supermajority voting standard concerning certain business combinations, respectively. Proposals 4, 5 and 6 are independent of each

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 59

PROPOSAL 6	AMEND CERTIFICATE OF INCORPORATION TO LIMIT CERTAIN LIABILITY OF OFFICERS AS PERMITTED BY DELAWARE LAW

other. If Proposals 4, 5 and 6 are each approved by the stockholders, then the Company intends to file a certificate of amendment to our Certificate of Incorporation that implements all of the amendments contemplated by Appendix B, C and D. If only one or two, but not all, of these proposals are approved by the stockholders, then we will file a certificate of amendment that implements only the amendments to our Certificate of Incorporation that were approved by stockholders.
THE BOARD RECOMMENDS A VOTE “FOR” THE EXCULPATION AMENDMENT TO LIMIT CERTAIN LIABILITY OF OFFICERS AS PERMITTED UNDER DELAWARE LAW.

PROPOSAL 7	STOCKHOLDER PROPOSAL - SIMPLE MAJORITY VOTE

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California, 90278, who owns 50 shares of Murphy USA common stock, has notified Murphy USA that he intends to present the following proposal at the 2024 Annual Meeting. This Proposal 7 will be voted on at our 2024 Annual Meeting if properly presented by the stockholder proponent or a by a qualified representative on behalf of the stockholder proponent. Murphy USA is not responsible for the contents of the proposal or supporting statement.
Proposal 7 – Simple Majority Vote
Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be replaced by a requirement for a majority of votes cast for an against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. This includes making the necessary changes in plain English.
Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. Supermajority voting requirements have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are used to block initiatives supported by most shareowners but opposed by a status quo management.
This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy’s. These votes would have been higher than 74% to 88% if more shareholders had access to independent proxy voting advice. This proposal topic also received overwhelming 98%-support each at the 2023 annual meetings of American Airlines (AAL) and The Carlyle Group (CG).
This is a corporate governance improvement proposal that the Murphy USA Board of Directors should have put to a shareholder vote on its own initiative years ago.
Please vote yes:
Simple Majority Vote – Proposal 7
BOARD’S STATEMENT IN OPPOSITION TO STOCKHOLDER PROPOSAL 7 - SIMPLE MAJORITY VOTE
The Board recommends that stockholders vote “AGAINST” this proposal. The Board has carefully considered this proposal and concluded that its adoption is unnecessary in light of the majority voting standards that we are asking stockholders to adopt in Proposals 4 and 5.
The Company’s own Proposals 4 and 5 will have the effect of eliminating the supermajority voting standards in our governing documents, making this proposal unnecessary. As described in Proposals 4 and 5, nearly all matters submitted to a vote of stockholders can be approved by a simple majority of stockholders. However, our Certificate of Incorporation and Bylaws currently impose a 66 2/3% Threshold to amend, alter or repeal our Bylaws or certain provisions of our Certificate of Incorporation. Moreover, because our Certificate of Incorporation is silent with respect to business combinations, we are subject to a default provision under Section 203 of the DGCL which relates to stockholder approval of certain business combinations. The Board cannot unilaterally remove these explicit and implicit supermajority voting standards, as stockholder approval is required to amend the Certificate of Incorporation under Delaware law. For this reason, as set forth in Proposals 4 and 5, the Board has recommended that stockholders approve amendments to eliminate the supermajority voting standards within the Certificate of Incorporation, and has adopted a resolution to remove the supermajority voting standards within the Bylaws, upon stockholder approval of Proposal 4. We believe that the Company’s Proposals 4 and 5 and the accompanying amendments to the Certificate of Incorporation and the Bylaws are drafted in a manner that is consistent with market practice. Proposals 4 and 5 align the voting standards under the Company’s governing documents to a majority of the outstanding voting stock of the Company voting standard, thereby making this stockholder proposal redundant and unnecessary.
THE BOARD RECOMMENDS A VOTE “AGAINST” STOCKHOLDER PROPOSAL 7 – SIMPLE MAJORITY VOTE

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 61

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Stockholder proposals submitted pursuant to Rule 14a-8 to be included in the proxy statement and presented at the 2025 Annual Meeting of Stockholders must be received by the Company at its principal executive office on or before November __, 2024 in order to be considered for inclusion in the proxy materials.
Our Bylaws permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials directors constituting up to the greater of two or 20% of board seats, if the stockholder(s) and the nominee(s) meet the requirements set forth in the Company’s Bylaws.
Notice of director nominations submitted under these proxy access Bylaw provisions must be received no earlier than October __, 2024 and no later than November __, 2025. Any such nomination is subject to the proxy access provisions and other requirements in the Company’s Bylaws.
Other director nominations outside of “proxy access” and proposals of other business outside of Rule 14a-8 are subject to the advance notice provisions and other requirements of the Company’s Bylaws. In the case of the 2025 Annual Meeting of Stockholders, notice must be received by the Company at its principal executive office no earlier than January 9, 2025, and no later than February 8, 2025.

ELECTRONIC AVAILABILITY OF PROXY MATERIALS FOR 2024 ANNUAL MEETING

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Stockholder Meeting To Be Held on May 9, 2024. This 2024 Proxy Statement and the 2023 Annual Report on Form 10-K are available, free of charge, at https://www.proxyvote.com.
In addition, the Company will provide without charge, upon the written request of any stockholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and the financial statement schedules, required to be filed with the SEC for the fiscal year ended December 31, 2023.

Requests should be directed to Murphy USA Inc., Attn: Investor Relations Department, 200 East Peach Street, El Dorado, Arkansas 71730 or to https://www.proxyvote.com.
The Company will also deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K and the Company’s Proxy Statement, to any stockholder who shares an address with other stockholders and where only one (1) set of materials were sent to that address to be shared by all stockholders at that address.

OTHER INFORMATION

The management of the Company knows of no business other than that described above that will be presented for consideration at the meeting. If any other business properly comes before the meeting, it is the intention of the persons named in the proxies to vote such proxies thereon in accordance with their judgment.
The expense of this solicitation, including cost of preparing and mailing this Proxy Statement, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of shares.
“Householding” occurs when a single copy of our annual report, proxy statement and Notice of Internet Availability of Proxy Materials is sent to any household at which two or more stockholders reside if they appear to be members of the same family. Although we do not “household” for registered stockholders, a number of brokerage firms have instituted householding for shares held in street name. This procedure reduces our printing and mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards, and householding will not affect the mailing of account statements or special notices in any way. If you wish to receive a separate copy of our annual report, proxy statement or Notice of Internet Availability of Proxy Materials than that sent to your household, either this year or in the future, you may contact the Company in the manner provided below and the Company will promptly send you a separate copy of our annual report, Proxy Statement or Notice of Internet Availability of Proxy Materials. If members of your household receive multiple copies of our annual report, Proxy Statement or Notice of Internet Availability of Proxy Materials, you may request householding by contacting the Company in the manner provided below.
Requests in this regard should be addressed to:
Gregory L. Smith
Vice President, General Counsel
and Corporate Secretary
Murphy USA Inc.
200 East Peach Street
El Dorado, Arkansas 71730
(870) 875-7600
On March __, 2024, the Company first mailed the Notice of Internet Availability of Proxy Materials to stockholders. The Notice contains instructions about how to access our proxy materials and vote online or by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.
The above Notice and Proxy Statement are sent by order of the Board of Directors.
Gregory L. Smith
Vice President, General Counsel
and Corporate Secretary
El Dorado, Arkansas
March __, 2024
You are urged to follow the instructions for voting contained in the Notice Regarding Availability of Proxy Materials or, if you received a paper copy of the Proxy Materials, to date, sign and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting, even if you plan to attend the meeting. If you desire to vote your shares at the meeting, your proxy may be revoked. If you are receiving a printed copy of the proxy materials, a pre-addressed and postage paid envelope has been enclosed for your convenience in returning the proxy card.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE 63

APPENDIX A
NON-GAAP RECONCILIATION
The following table sets forth the Company’s EBITDA and Adjusted EBITDA for the five years ended December 31, 2023. EBITDA means net income (loss) plus net interest expense, plus income tax expense, depreciation and amortization, and Adjusted EBITDA adds back (i) other non-cash items (e.g., impairment of properties and accretion of asset retirement obligations) and (ii) other items that management does not consider to be meaningful in assessing our operating performance (e.g., (income) from discontinued operations, net settlement proceeds, (gain) loss on sale of assets, loss on early debt extinguishment, transaction and integration costs related to acquisition, and other non-operating (income) expense). EBITDA and Adjusted EBITDA are not measures that are prepared in accordance with U.S. generally accepted principles (GAAP).
The reconciliation of net income to EBITDA and Adjusted EBITDA is as follows:

	For the Years Ended December 31,
(Millions of dollars)	2023	2022	2021	2020	2019

Net income	$556.8	$672.9	$396.9	$386.1	$154.8
Income tax expense (benefit)	177.6	210.9	125.0	123.0	47.6
Interest expense, net of interest income	91.6	82.3	82.3	50.2	51.7
Depreciation and amortization	228.7	220.4	212.6	161.0	152.2
EBITDA	1,054.7	1,186.5	816.8	720.3	406.3
Net settlement proceeds	—	—	—	—	(0.1)
Accretion of asset retirement obligations	3.0	2.7	2.5	2.3	2.1
(Gain) loss on sale of assets	0.8	(2.1)	(1.5)	(1.3)	(0.1)
Loss on early debt extinguishment	—	—	—	—	14.8
Acquisition-related costs	—	1.5	10.4	1.7	—
Other nonoperating (income) expense	—	2.3	(0.2)	(0.3)	(0.4)
ADJUSTED EBITDA	$1,058.5	$1,190.9	$828.0	$722.7	$422.6

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE A-1

APPENDIX B

Proposed amendments to the Amended and Restated Certificate of Incorporation of Murphy USA, Inc. pursuant to Proposal 4.

Each of Article 5 and Article 9 of the Amended and Restated Certificate of Incorporation shall be amended as follows. The text of the proposed amendment is marked to reflect the proposed changes.
ARTICLE 5
Bylaws

The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation (the “Bylaws”) solely by resolution adopted by the affirmative vote of a majority of the Whole Board (as defined below).

The stockholders may adopt, amend or repeal the Bylaws only with the affirmative vote of the holders of ~~not less than 66 2/3%~~ a majority of the total voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

ARTICLE 9
Amendments

The Corporation reserves the right to amend ~~this Amended and Restated Certificate of Incorporation~~ the Certificate of Incorporation in any manner permitted by the Delaware Law and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation. Notwithstanding the foregoing, ~~the provisions set forth in Articles 4(B), 5, 6, 7 and this Article 9~~ no provision within this Certificate of Incorporation may ~~not~~ be repealed or amended in any respect, and no other provision may be adopted, amended or repealed which would have the effect of modifying or permitting the circumvention of ~~the provisions set forth in any of Articles 4(B), 5, 6, 7 or this Article 9~~ any provision within this Certificate of Incorporation, unless such action is approved by the affirmative vote of the holders of not less than ~~66 2/3%~~ a majority of the total voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

Proposed amendment to the Bylaws of Murphy USA, Inc. to become effective upon stockholder approval of Proposal 4.

Section 6.07 of the Company’s Bylaws would be amended as follows. The text of the amendment is marked to reflect the proposed changes.

Section 6.07 Amendments. These Bylaws or any of them, may be altered, amended or repealed, or new Bylaws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors. Unless a higher percentage is required by the Amended and Restated Certificate of Incorporation as to any matter that is the subject of these Bylaws, all such amendments must be approved by the affirmative vote of the holders of ~~not less than 66 2/3%~~ a majority of the total voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class, or by a majority of the Whole Board.

APPENDIX C

Proposed amendments to the Amended and Restated Certificate of Incorporation of Murphy USA, Inc. pursuant to Proposal 5.

The following Article 10 shall be added to the Amended and Restated Certificate of Incorporation as follows:

ARTICLE 10
BUSINESS COMBINATIONS

(A) Election Not to Be Governed by Section 203. The Corporation hereby expressly elects not to be subject to Section 203 of the Delaware Law.

(B) Business Combinations.

1. Notwithstanding any other provision in this Certificate of Incorporation to the contrary, the
Corporation shall not engage in any Business Combination (as defined hereinafter) with any Interested Stockholder (as defined hereinafter) for a period of three years following the time that such stockholder became an Interested Stockholder, unless:

(a) prior to such time the Board of Directors approved either the Business Combination or the transaction which resulted in such stockholder becoming an Interested Stockholder;

(b) upon consummation of the transaction which resulted in such stockholder becoming an Interested Stockholder, such stockholder owned at least eighty-five percent (85%) of the Voting Stock (as defined hereinafter) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the Voting Stock outstanding (but not the outstanding Voting Stock owned by such stockholder) those shares owned (i) by Persons (as defined hereinafter) who are directors and also officers of the Corporation and (ii) employee stock plans of the Corporation in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(c) at or subsequent to such time the Business Combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least a majority of the outstanding Voting Stock which is not owned by such stockholder.

2. The restrictions contained in this Section (B) shall not apply if:

(a) a stockholder becomes an Interested Stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an Interested Stockholder; and (ii) would not, at any time within the three-year period immediately prior to a Business Combination between the Corporation and such stockholder, have been an Interested Stockholder but for the inadvertent acquisition of ownership; or

(b) the Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this paragraph; (ii) is with or by a Person who either was not an Interested Stockholder during the previous three years or who became an Interested Stockholder with the approval of the Board of Directors; and (iii) is approved or not opposed by a majority of the directors then in office (but not less than one) who were directors prior to any Person becoming an Interested Stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the Corporation (except for a merger in respect of which, pursuant to Section 251(f) of the DGCL, no vote of the stockholders of the Corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly-owned subsidiary or to the Corporation) having an aggregate market value equal to fifty percent (50%) or more of either that aggregate market value of all of the assets of the Corporation determined on a consolidated basis or the

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE C-1

aggregate market value of all the outstanding Stock (as defined hereinafter) of the Corporation; or (z) a proposed tender or exchange offer for fifty percent (50%) or more of the outstanding Voting Stock of the Corporation. The Corporation shall give not less than 20 days’ notice to all Interested Stockholders prior to the consummation of any of the transactions described in clause (x) or (y) of this paragraph.

3. As used in this Section (B) only, and unless otherwise provided by the express terms of this     Section (B), the following terms shall have the meanings ascribed to them as set forth in this paragraph 3:

(a) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person;

(b) “Associate”, when used to indicate a relationship with any Person, means: (i) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of Voting Stock; (ii) any trust or other estate in which such Person has at least a twenty percent (20%) beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person;

(c) “Business Combination” means:

(i) any merger, consolidation, statutory conversion or domestication of the Corporation (other than a merger effected pursuant to Section 253 or Section 267 of the DGCL) or any direct or indirect majority-owned subsidiary of the Corporation with (aa) the Interested Stockholder, or (bb) with any Person if the merger, consolidation, statutory conversion or domestication is caused by the Interested Stockholder and as a result of such act or transaction paragraph 1 of this Section (B) is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the Interested
Stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding Stock of the Corporation;

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any Stock of the Corporation or of such subsidiary to the Interested Stockholder, except: (aa) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the Interested Stockholder became such; (bb) pursuant to a merger under Section 251(g), 253 or 267 of the DGCL; (cc) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of Stock of the Corporation subsequent to the time the Interested Stockholder became such; (dd) pursuant to an exchange offer by the Corporation to purchase Stock made on the same terms to all holders of such Stock; or (ee) any issuance or transfer of Stock by the Corporation; provided however, that in no case under items (cc) through (ee) of this subparagraph shall there be an increase in the Interested Stockholder’s proportionate share of the Stock of any class or series of the Corporation or of the Voting Stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the Stock of any class or series, or securities convertible into the Stock of any class or series, of the Corporation or of any such subsidiary which is owned by the Interested Stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of Stock not caused, directly or indirectly, by the Interested Stockholder; or

(v) any receipt by the Interested Stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in the immediately preceding subparagraphs (i) through (iv)) provided by or through the Corporation or any direct or indirect majority-owned subsidiary of the Corporation.

(d) “Control”, including the terms “controlling”, “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of stock or other equity interests, by contract or otherwise. A Person who is the owner of twenty percent (20%) or more of the outstanding Voting Stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; notwithstanding the foregoing, a presumption of control shall not apply where such Person holds Voting Stock, in good faith and not for the purpose of circumventing this Section (B), as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity;

(e) “Interested Stockholder” means any Person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the outstanding Voting Stock of the Corporation, or (ii) is an Affiliate or Associate of the Corporation and was the owner of fifteen percent (15%) or more of the outstanding Voting Stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, and the Affiliates and Associates of such Person. Notwithstanding anything in this Section (B) to the contrary, the term “Interested Stockholder” shall not include any Person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of action taken solely by the Corporation, provided that, for purposes of this sentence, such Person shall be an Interested Stockholder if thereafter such Person acquires additional shares of Voting Stock of the Corporation, except as a result of further action by the Corporation not caused, directly or indirectly, by such Person;

(f) “Owner”, including the terms “own” and “owned”, when used with respect to any Stock, means a Person that individually or with or through any of its affiliates or associates beneficially owns such Stock, directly or indirectly; or has (i) the right to acquire such Stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the owner of Stock tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered Stock is accepted for purchase or exchange; or (ii) the right to vote such Stock pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the owner of any Stock because of such Person’s right to vote such Stock if the agreement, arrangement or understanding to vote such Stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more Persons; or has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in clause (ii) of this paragraph), or disposing of such Stock with any other Person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such Stock; provided, that, for the purpose of determining whether a Person is an Interested Stockholder, the Voting Stock of the Corporation deemed to be outstanding shall include Stock deemed to be owned by the Person through application of this definition of “owned” but shall not include any other unissued Stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;

(g) “Person” means any individual, corporation, partnership, unincorporated association or other     entity;

(h) “Stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest; and

(i) “Voting Stock” means, with respect to any corporation, Stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of Voting Stock shall refer to such percentage of the votes of or voting power conferred by such Voting Stock.

MURPHY USA INC. 2024 PROXY STATEMENT	PAGE C-3

APPENDIX D

Proposed amendments to the Amended and Restated Certificate of Incorporation of Murphy USA, Inc. pursuant to Proposal 6.

Article 8, Section (A) of the Amended and Restated Certificate of Incorporation shall be amended as follows. The text of the proposed amendment is marked to reflect the proposed changes.

ARTICLE 8
Indemnification

(A) Limited Liability. ~~A~~ No director or officer of the Corporation shall ~~not~~ be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, to the fullest extent permitted by Delaware Law. Solely for the purposes of this Section (A), “officer” shall have the meaning provided in Section 102(b)(7) of Delaware Law, as amended from time to time.

11 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 0 2 0 0 0 0 0 0 0 0 0 0 JOB # 1 O F 2 1 OF 2PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners)Signature [PLEASE SIGN WITHIN BOX] DateDate CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 00 00 63 36 12 _1 R 1. 0. 0. 6 MURPHY USA INC. ATTN: CONNIE VAUGHN-DUNN 200 EAST PEACH STREET EL DORADO, AR 71730 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/08/2024 for shares held directly and by 11:59 P.M. ET on 05/06/2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/08/2024 for shares held directly and by 11:59 P.M. ET on 05/06/2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR each of the following nominees: 1. Election of Three Class II Directors Whose Current Terms Expire on the Date of the Annual Meeting. Nominees For Against Abstain 1a. David L. Goebel 1b. James W. Keyes 1c. Diane N. Landen The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. For Against Abstain 2. Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2024. 3. Approval of Executive Compensation on an Advisory, Non-Binding Basis. 4. Amend Certificate of Incorporation to Eliminate Supermajority Voting Standards. 5. Amend Certificate of Incorporation to Eliminate the Default Supermajority Voting Standard Concerning Certain Business Combinations. 6. Amend the Certificate of Incorporation to Limit Certain Liability of Officers as Permitted by Delaware Law. The Board of Directors recommends you vote AGAINST the following proposal: For Against Abstain 7. Stockholder Proposal-Simple Majority Vote. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

00 00 63 36 12 _2 R 1. 0. 0. 6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com . MURPHY USA INC. Annual Meeting of Stockholders May 9, 2024 8:00 AM Central Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) R. Madison Murphy and R. Andrew Clyde, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of MURPHY USA INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, Central Time on May 9, 2024, at Murphy USA Corporate Headquarters, 200 East Peach Street, El Dorado, AR 71730 and any adjournment or postponement thereof. The stockholder(s) hereby revoke(s) any proxies heretofore given. If the stockholder(s) hold(s) shares of Common stock of MURPHY USA INC. in a Company plan, the stockholder(s) hereby authorize(s) and direct(s) the trustee of the Plan to vote all shares in the account of the stockholder(s) under the Plan in the manner indicated on the reverse side of this proxy at the Annual Meeting of Stockholders and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Discretionary authority is hereby conferred as to all other matters (including the election of substitute nominees if one of the nominees listed herein becomes unable to serve as a director) that may properly come before the meeting. If shares are held in a Company plan and no direction is given, the trustee will vote such shares in the same proportion as shares for which voting instructions are received, except as otherwise provided in the corresponding trust agreement or in accordance with ERISA. Continued and to be signed on reverse side